UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds

(Exact name of registrant as specified in charter)

Suite 600

1125 South 103 Street

Omaha, NE 68124-6008

(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company

The Weitz Funds

Suite 600

1125 South 103 Street

Omaha, NE 68124-6008

(Name and address of agent for service)

Registrant’s telephone number, including area code: 402-391-1980

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Value Fund
Partners Value Fund
Hickory Fund
Partners III Opportunity Fund
Balanced Fund
Nebraska Tax-Free Income Fund
Short-Intermediate Income Fund
Government Money Market Fund

ANNUAL REPORT

March 31, 2009

One Pacific Place, Suite 600 • 1125 South 103rd Street • Omaha, Nebraska, 68124-6008
phone (402) 391-1980 • toll free (800) 304-9745 • fax (402) 391-2125
www.weitzfunds.com

25 YEARS – ONE PHILOSOPHY

Over the past 25 years we have seen many changes. Advancements in technology combined with economic, political, and global events have continued to shape investors’ thoughts and actions.

At The Weitz Funds a few things have remained constant, our unwavering commitment to our shareholders and our focus on finding strong, well-managed companies priced significantly below their true business value.

Staying true to our philosophy and investment process has produced good long-term returns and should continue to do so into the next quarter century.

“We eat our own cooking.”
All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds – some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

We try to stay within our “circle of competence.”
“Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

We worry about permanent loss of capital – not price volatility.
We believe in concentrating our portfolios in the most attractive investment ideas and this can cause short-term price volatility.

We think “benchmark risk” is part of investment life.
Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We think flexibility and common sense will continue to serve our clients well over the years.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

LETTER TO SHAREHOLDERS

April 5, 2009

Dear Fellow Shareholder:

          The economy continued to weaken during the first quarter of 2009 and the stock market extended its losses. By early March, the S&P 500 had fallen an additional 25%. Investor gloom was thick and pervasive. Then, for no apparent reason, stocks began to go up. At this writing the S&P has climbed 26% from its March 6 low. Bear market rallies can be explosive and the recent move may well be another false start. We continue to believe, though, that stocks will turn up long before the economic news turns positive and that it is impractical to try to wait to invest until all the market “uncertainties” are cleared up.

          The “relative” performance of each of our stock funds (vs. the S&P 500) was positive in the quarter (see table below). Several smaller company stocks were particularly helpful to Hickory and Partners III. “Absolute” performance has been harder to come by over the past year and a half. Partners III was the only stock fund showing black ink for the first calendar quarter.

          Our fixed income funds have shown positive returns over the past quarter and 12-months. Chaos in the credit markets over the past several quarters has created opportunities for Tom Carney and Brad to buy corporate bonds at very attractive prices for our Short-Intermediate Income and Balanced Funds. Tom has also found bargains in tax-free municipal bonds for our Nebraska Tax-Free Income Fund.

          There is additional information on each of our eight funds following this letter. Portfolio holdings as of March 31, major changes in holdings and contributors to performance are shown in a series of tables, and there is commentary about each fund in the “Management Discussion & Analysis” sections (MD&A’s). Since this is the “Annual Report” for our March 31 fiscal year, there is also commentary in the MD&A’s on the major factors affecting results for the past 12 months and data on portfolio turnover, expenses, etc.

          The table below shows investment results over various time periods (after deducting fees and expenses) for our four stock funds and for the S&P 500 (larger companies), the Russell 2000 (smaller companies), and the Nasdaq Composite (a proxy for technology companies).

	Total Returns*		Average Annual Total Returns*

	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year

Value	-9.3%	-38.6%	-17.0%	-9.0%	-0.4%	7.4%	8.5%	N/A
Partners Value**	-4.4	-32.0	-13.7	-6.6	0.5	8.4	9.3	10.9
Hickory	-1.7	-35.3	-16.3	-6.9	-2.6	6.8	N/A	N/A
Partners III**	1.6	-26.7	-12.0	-4.7	4.0	10.0	10.5	11.6

S&P 500#	-11.0	-38.1	-13.0	-4.8	-3.0	5.9	7.4	9.3
Russell 2000#	-15.0	-37.5	-16.8	-5.2	1.9	4.9	N/A	N/A
Nasdaq Composite#	-2.8	-32.3	-12.5	-4.4	-4.1	4.9	6.8	7.5

These performance numbers reflect the deduction of each Fund’s annual operating expenses. The current annual operating expenses for the Value, Partners Value, Hickory and Partners III Opportunity Funds, as stated in the most recent Prospectus are 1.16%, 1.16%, 1.23% and 1.54%, respectively, of each Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends (except for the 15, 20 and 25 year Nasdaq numbers for which reinvestment of dividend information was not available).

**	See pages 17 and 29 for additional performance disclosures.

#	Index performance is hypothetical and is for illustrative purposes only.

Portfolio Review

          The current recession has unfolded more dramatically and threatens to be longer and deeper than any since the 1930’s. Government policy responses have been massive and there is anecdotal evidence of improvement in the credit and housing markets, yet most economic indicators continue to deteriorate. The S&P 500 fell by 56% from its October 2007 high to the March 2009 low and has been incredibly volatile—the market’s mood swings are giving many investors whiplash.

          Our initial response to the developing credit crisis and recession was, paraphrasing Kipling, to “keep our heads while those about us were losing theirs.” Taking patient, contrary positions in the face of “temporary” bad news has served us well for the past 25+ years, but the scale of this bear market has made that approach expensive. As our friend Tom Gayner pointed out in the recent Markel annual letter, “pure unadulterated panic would have been the best investment approach to take in 2008.”

          So, how are we investing as this economic storm unfolds? The goal of our research process has not changed: We look for understandable businesses with strong balance sheets and defensible competitive positions that generate excess cash and are run by managements we trust to allocate capital well. We estimate the price that an informed buyer would pay for the whole business and try to buy shares at a deep discount to that price. Given the state of the economy and the capital markets, we pay particular attention to each company’s likely capital needs, debt maturity schedule, loan covenants, etc. We have always tried to anticipate how each company would deal with a recession, but we are now trying to be even more imaginative as we ponder what might go wrong.

          Many of the companies we already own are performing well, yet their stocks have fallen significantly. If a company’s long-term business prospects are still good and its price falls precipitously, we are happy to add to our position. Over the past six months, as the market has staged several strong rallies followed by renewed weakness, we have been able to use this volatility to upgrade the portfolios, harvest tax losses, and capture some modest trading profits.

          We reduced our exposure to financial service companies in late 2007 and the first half of 2008 as it became clear that the paralysis of the credit markets was not going to be a short-term phenomenon. We also realized the degree to which many banks, savings and loans and mortgage companies had been “over-earning” because of the cheap credit generated through the securitization of mortgages and other types of loans. There will undoubtedly be some spectacular winners among financial stocks when this bear market is over, but until we have a better understanding of how financial company business models will adapt to the new realities of tighter, more expensive credit and a new regulatory climate, we are likely to move slowly in that arena.

          Our largest “financial” holding now is Berkshire Hathaway which has a large insurance business but is very broadly diversified. Our other significant financial position is Redwood Trust. Redwood invests in troubled mortgage securities—a target-rich area in today’s world, to say the least. Redwood does not use borrowed money to buy these securities, so while their investments are subject to credit risk, Redwood is not subject to margin calls and cannot be forced to sell into a weak market.

          We were arguably over-exposed to retail and consumer products in general as the recession began and we have been adjusting these positions opportunistically over the past year. As consumer-related stocks have gyrated in response to alternate waves of optimism and pessimism, we have reduced overall exposure, tried to concentrate on companies offering staples and “value” (e.g. Wal-Mart), and have been more willing than usual to “trade” portions of our major positions when the price swings have been unusually wide.

          Another area of interest for us in recent quarters has been commodity-related companies. As we wrote in our last quarterly letter, we have generally avoided energy, metals, fertilizer and other commodity producers. These tend to be capital intensive, cyclical, low return on capital businesses, so we were never seriously tempted to “chase” the stocks during their spectacular bull market. That “bubble” burst abruptly in mid-2008 and prices of most commodities collapsed (e.g. oil prices fell from $147 in July to $34 eight months later).

          Although we did not own these kinds of companies over the past few years, we did do research on several to make sure old ideas and preconceptions were not getting in our way. We read industry publications and company financial statements, attended industry conferences, visited companies and met with management teams. We had no major conversion experiences, but we did come across some companies that seemed to have appropriate concern for return on capital and per share value growth. We decided that if the opportunity arose to buy these companies at prices that would generate reasonable returns in a low commodity price environment and give us a cheap “option” on a future rise in commodity prices, we could be interested. We now own small positions in half a dozen energy companies and continue to study producers of other commodities.

Outlook

           These are fascinating times for investors. The economy is in “shambles,” to use Warren Buffett’s term, and capital markets are under great stress. The government is committing trillions of dollars to provide liquidity to the markets and stimulate the economy yet it remains unclear how effective the various programs will be. On the other hand, there are signs that credit is beginning to flow again and opportunistic (vulture) investors are bringing billions of dollars to distressed real estate and securities markets.

          We would expect this tug of war between the bullish and bearish forces to continue for some time—maybe years—but our working assumption is that the American economy will emerge from this recession in recognizable form. We expect that good companies will find ways to cope with this environment and come out of this period intact. We are wary of the short-term economic outlook, but we believe that there are a number of quality businesses whose stocks are selling well below their conservatively calculated business values and that we will eventually be rewarded for buying these stocks at bargain prices. We appreciate shareholders’ patience during this extraordinary period.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
Co-manager Value and Partners Value	Co-manager Value and Partners Value
Portfolio Manager Hickory and Partners III	Portfolio Manager Balanced
wally@weitzfunds.com	brad@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

ANALYST CORNER

A PERSPECTIVE ON UNITED PARCEL SERVICE, INC.
By Jon Baker

Most of the services provided by United Parcel Service (“UPS”) will be familiar to readers. The company began as a private messenger and delivery service in Seattle, WA in 1907. Today, the company is headquartered in Atlanta, GA and is the largest package delivery company in the world. With a fleet of 107,000 ground vehicles and 570 aircraft, UPS delivered upwards of 15 million packages a day in 2008 in 200 countries around the globe. The more mature U.S. parcel delivery service contributes approximately 60% of total revenues while the faster growing international package segment adds another 20%.

Less familiar to readers may be the Supply Chain & Freight businesses. ‘Supply chain services’ run the gamut from freight forwarding to distribution center design, planning and management. UPS has acquired a meaningful toehold in the highly fragmented less-than-truckload (think “parcels in excess of 150 pounds”) business and we expect them to enjoy several years of organic growth in this adjacent offering.

We Love Networks

Whether it’s Mohawk’s distribution system, NetJets’ fleet of private planes or Coinstar’s array of kiosks, any well-run physical network with a scale advantage is exceptionally difficult to compete against. Dominant networks are likely to have lower fixed costs in relation to revenues than their smaller competitors. Therefore, small changes in revenues typically result in amplified earnings swings for smaller network businesses. UPS’ dominant physical network ultimately gives them a clear competitive advantage. While deleveraging the fixed costs of any network business can be painful in a downturn, the exaggerated impact on smaller networks

Jon Baker joined Weitz in October, 1997. He graduated from the University of Notre Dame and previously spent 4 years as an accountant at McGladrey & Pullen in New York City. Jon is a Certified Public Accountant and a Chartered Financial Analyst.

serves as a powerful competitive defense. Recessions weed out the competition. Thus the third player in the U.S. parcel game, DHL, has called it quits. DHL’s exit cedes the field to an already well-behaved duopoly in the U.S., allowing both FedEx and UPS to focus on continuing investment overseas and on adjacent category expansion. Short of some transformative technological innovation, it is difficult to imagine a third player ever becoming a meaningful competitor in the U.S. again. The fixed cost of entry is simply too high.

So we are left with two meaningful players in the U.S., both with eyes abroad and neither with any intention of killing the golden goose. While UPS is somewhat smaller than FedEx in its other lines of business, its massive U.S. ground network is three times the size of FedEx’s. This size and attendant margin advantage provides relative stability in this downturn and a source of capital for reinvestment into other areas. While we’ve long been fans of both FedEx and UPS, we believe the latter’s balance sheet, operating model and mix of business (40% of revenues from the lower cost ground service) heading into this recession makes UPS a better risk-adjusted investment for this environment.

Valuation and Margin of Safety

Throughout this recession, UPS will reinvest domestic profits abroad at favorable eventual returns on incremental capital. They will continue to weave their freight offering into their domestic parcel customers’ lives. They will continue to buy back stock. Some year in the not too distant future we believe the company will enjoy accelerating global growth, greater market share in every segment of their business and, with fewer shares outstanding, should earn far in excess of the $4 per share they earned in 2007. We believe further that it will then occur to investors that a global physical network that 1) methodically reinvests its capital, 2) employs only modest amounts of leverage and 3) has the market power to price for compelling returns on capital will likely never be caught from behind. UPS will likely reinvest its capital in trucks and planes until the day it leases its first space freighter.

Like many companies with substantial fixed costs, UPS is under-earning its potential during this downturn in economic activity. Despite today’s lower level of earnings, our estimate of the company’s intrinsic value remains around $75 per share. Priced in the low $50’s today, we believe the stock represents an attractive value that should compound its owners’ wealth for decades to come.

MANAGEMENT DISCUSSION & ANALYSIS — VALUE FUND

Co-Portfolio Managers: Wallace R. Weitz
Bradley P. Hinton

The Value Fund declined -9.3% in the first quarter, compared to a -11.0% return for the S&P 500. Financial stocks continued to dominate the headlines, with the S&P 500 Financials Index declining nearly 30% for the quarter. Our results with financial companies were less one-sided. Redwood Trust was actually the Fund’s largest positive contributor. We added to our position when the company offered new shares at $11.25 in January. Redwood’s stock closed the quarter up 36% from that level. Three other financial companies detracted from the Fund’s results. Berkshire Hathaway finished the quarter down -12%, after declining nearly -30% intra-quarter on what we think are overblown short-term concerns. American Express dropped -26% as it became more evident that the U.S. economy would not rebound quickly. Our modest position in Wells Fargo also hurt results after the stock fell -51% (note: both Wells and Amex have risen sharply since quarter-end, highlighting the volatility in these stocks). We currently have very little exposure to financials outside of those four companies, which we think are clear survivors. In other areas, Liberty Media – Capital (+48%) and Liberty Media – Entertainment (+14%) bounced back from depressed levels and posted healthy quarterly gains.

For the fiscal year ended March 31, 2009, the Value Fund declined -38.6%, roughly in-line with the S&P 500’s -38.1% decline. Very broad-based stock weakness drove the Fund’s poor results. While there were few places to hide, our financial and consumer-related companies were particularly hard hit. We have written in prior quarters about Berkshire Hathaway (-37%), Liberty Media – Interactive (-82%), American Express (-67%), Redwood Trust (-51%) and Liberty Global (-56%). In addition, several of our large-cap holdings did not provide the ballast we expected. The underlying businesses held up better than the stocks at companies such as Microsoft (-34%), UnitedHealth Group (-39%), Comcast (-31%) and even much-maligned Dell (-52%). Among the few bright spots were Apollo Group and Covidien, both of which we sold at healthy gains. Long-term care pharmacy service provider Omnicare rose 35%, and Wal-Mart held its own as more consumers took advantage of its value proposition.

We added small (for now) positions in several larger company stocks during the quarter. These companies run the gamut from railroad Burlington Northern Santa Fe to technology giant Google (the “death star” to its competitors) to consumer staple stalwarts Procter & Gamble and Diageo. All generate loads of free cash flow, maintain solid balance sheets and enjoy strong long-term business outlooks. We modestly increased our holdings of energy companies ConocoPhillips and XTO Energy and, as mentioned above, we added to Redwood Trust at $11.25 in January. We also trimmed several large holdings as stocks rallied both early and late in the quarter. UnitedHealth Group and Washington Post fell from the top ten holdings, replaced by Microsoft and Liberty Global. Finally, we shaved our still-large holdings of WellPoint and Telephone and Data Systems.

The Value Fund continues to tilt toward our best larger company ideas, with more than 60% of the Fund’s stock investments in companies with market caps greater than $10 billion. The Fund also remains relatively concentrated, with the ten largest holdings representing 51% of net assets. As we sold shares into the late March market rally, the Fund’s residual cash position drifted up to 12.5% of net assets at quarter end.

	Total Returns		Average Annual Total Returns

	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year

Value	-9.3%	-38.6%	-17.0%	-9.0%	-0.4%	7.4%	8.5%
S&P 500	-11.0	-38.1	-13.0	-4.8	-3.0	5.9	7.4
Russell 2000	-15.0	-37.5	-16.8	-5.2	1.9	4.9	N/A
Nasdaq Composite	-2.8	-32.3	-12.5	-4.4	-4.1	4.9	6.8

See pages 4 and 9 for additional performance disclosures.

FUND PERFORMANCE — VALUE FUND

(Unaudited)

The following table summarizes performance information for the Value Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1999	21.0%	21.0%	0.0%
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
Dec. 31, 2005	–2.8	4.9	–7.7
Dec. 31, 2006	21.8	15.8	6.0
Dec. 31, 2007	–10.3	5.5	–15.8
Dec. 31, 2008	–40.7	–37.0	–3.7
Mar. 31, 2009 (3 months)	–9.3	–11.0	1.7

10-Year Cumulative Return ended Mar. 31, 2009	–4.2	–26.2	22.0
10-Year Average Annual Compound Return ended Mar. 31, 2009	–0.4	–3.0	2.6

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1999, through March 31, 2009, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2009 was –38.6%, –9.0% and –0.4%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.16% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — VALUE FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	13.4%	Financials	23.7%
Redwood Trust	6.3	Consumer Discretionary	23.3
WellPoint	5.1	Health Care	11.9
Telephone & Data Systems	4.3	Information Technology	8.3
Comcast	3.8	Industrials	7.5
Liberty Media - Entertainment	3.8	Telecommunication Services	4.3
Omnicare	3.8	Materials	3.7
Liberty Global	3.7	Energy	2.0
Microsoft	3.6	Consumer Staples	1.9
United Parcel Service	3.4	Corporate Bonds	0.9

	51.2%	Short-Term Securities/Other	12.5

			100.0%

* As of March 31, 2009

Largest Net Purchases and Sales for Quarter Ended March 31, 2009

Net Purchases ($mil)		Net Sales ($mil)

Burlington Northern Santa Fe (new)	$8.6	Washington Post	$14.0
ConocoPhillips	5.3	WellPoint	11.3
Redwood Trust	5.0	Wal-Mart	10.4
XTO Energy	3.8	Liberty Media - Entertainment	9.9
Google (new)	3.2	Telephone & Data Systems	9.1

	$25.9	Other (net)	32.3

			$87.0

		Net Portfolio Sales	$61.1

Largest Net Contributions to Investment Results for Quarter Ended March 31, 2009

Positive ($mil)		Negative ($mil)

Redwood Trust	$6.0	Berkshire Hathaway	$(14.6)
Liberty Media - Capital	4.5	Wells Fargo	(9.7)
Liberty Media - Entertainment	3.9	Comcast	(7.2)
Google	0.3	American Express	(6.9)

	$14.7	Vulcan Materials	(6.9)

		Other (net)	(50.6)

			$(95.9)

		Net Portfolio Losses	$(81.2)

VALUE FUND

Schedule of Investments in Securities
March 31, 2009

	Shares	Value

COMMON STOCKS — 86.6%

Financials — 23.7%

Insurance — 13.4%
Berkshire Hathaway, Inc. - CL B*	36,100	$101,802,000

Mortgage REIT’s — 6.5%
Redwood Trust, Inc.†	3,150,000	48,352,500
Newcastle Investment Corp.	1,900,000	1,235,000
Realty Finance Corp.	1,350,000	135,000

		49,722,500
Diversified Financials — 2.6%
American Express Co.	1,450,000	19,763,500

Banks — 1.2%
Wells Fargo & Co. (b)	652,500	9,291,600

		180,579,600

Consumer Discretionary — 23.3%

Broadcasting & Cable TV — 11.5%
Comcast Corp. - CL A Special	2,250,000	28,957,500
Liberty Media Corp. - Entertainment - Series A*	1,450,000	28,927,500
Liberty Global, Inc. - Series C*	2,000,000	28,260,000
Cumulus Media, Inc. - CL A*	1,120,000	1,131,200
Adelphia Recovery Trust, Series ACC-7* #	3,535,000	—

		87,276,200
Media — 5.9%
The Washington Post Co. - CL B	60,000	21,426,000
Liberty Media Corp. - Capital - Series A*	2,000,000	13,960,000
News Corp. - CL A	1,500,000	9,930,000

		45,316,000
Retailing — 5.9%
Lowe’s Companies, Inc.	1,200,000	21,900,000
Liberty Media Corp. - Interactive - Series A*	4,500,000	13,050,000
Bed Bath & Beyond, Inc.*	400,000	9,900,000

		44,850,000

		177,442,200

The accompanying notes form an integral part of these financial statements.

VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Health Care — 11.9%

Managed Health Care — 8.1%
WellPoint, Inc.*	1,030,000	$39,109,100
UnitedHealth Group, Inc.	1,100,000	23,023,000

		62,132,100
Health Care Equipment & Services — 3.8%
Omnicare, Inc.	1,170,000	28,653,300

		90,785,400

Information Technology — 8.3%

Software & Services — 5.1%
Microsoft Corp.	1,500,000	27,555,000
eBay, Inc.*	600,000	7,536,000
Google, Inc. - CL A*	10,000	3,480,600

		38,571,600
Technology Hardware & Equipment — 3.2%
Dell, Inc.*	2,600,000	24,648,000

		63,219,600

Industrials — 7.5%

Transportation — 4.4%
United Parcel Service, Inc.	525,000	25,840,500
Burlington Northern Santa Fe Corp.	130,000	7,819,500

		33,660,000
Industrial Conglomerates — 2.1%
Tyco International Ltd.	800,000	15,648,000

Building Products — 1.0%
USG Corp.*	1,000,000	7,610,000

		56,918,000

Telecommunication Services — 4.3%

Telecommunication Services — 4.3%
Telephone and Data Systems, Inc. - Special	1,400,000	33,110,000

The accompanying notes form an integral part of these financial statements.

VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Materials — 3.7%

Materials — 3.7%
Martin Marietta Materials, Inc.	200,000	$15,860,000
Vulcan Materials Co.	277,000	12,268,330

		28,128,330

Energy — 2.0%

Energy — 2.0%
ConocoPhillips	200,000	7,832,000
XTO Energy, Inc.	250,000	7,655,000

		15,487,000

Consumer Staples — 1.9%

Hypermarkets & Super Centers — 1.4%
Wal-Mart Stores, Inc.	200,000	10,420,000

Household & Personal Products — 0.3%
The Procter & Gamble Co.	40,000	1,883,600

Food Beverage & Tobacco — 0.2%
Diageo PLC - Sponsored ADR	40,000	1,790,000

		14,093,600

Total Common Stocks (Cost $1,075,845,522)		659,763,730

CORPORATE BONDS — 0.9%

Mohawk Industries, Inc. 6.25% 1/15/11 (Cost $7,160,608)	$8,000,000	7,183,144

SHORT-TERM SECURITIES — 12.6%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 0.24%(a) (Cost $96,336,510)	96,336,510	96,336,510

Total Investments in Securities (Cost $1,179,342,640)		763,283,384
Options Written — (0.0%)		(118,125)
Other Liabilities in Excess of Other Assets — (0.1%)		(1,072,123)

Net Assets — 100%		$762,093,136

Net Asset Value Per Share		$16.90

The accompanying notes form an integral part of these financial statements.

VALUE FUND

Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

Wells Fargo & Co.	April 2009 / $20	452,500	$(113,125)
Wells Fargo & Co.	April 2009 / $30	200,000	(5,000)

Total Options Written (premiums received $2,708,025)			$(118,125)

*	Non-income producing
†	Non-controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2009.
(b)	Fully or partially pledged on outstanding written options.

The accompanying notes form an integral part of these financial statements.

(This page has been left blank intentionally.)

MANAGEMENT DISCUSSION & ANALYSIS — PARTNERS VALUE FUND

Co-Portfolio Managers: Wallace R. Weitz
Bradley P. Hinton

The Partners Value Fund declined -4.4% in the first quarter, compared to a -11.0% return for the S&P 500. A handful of smaller company stocks delivered substantial gains during the quarter. We think Coinstar (+68%), Cabela’s (+56%) and Eagle Materials (+32%) remain undervalued at today’s price levels. Redwood Trust was another large contributor during the quarter. We added to our position when the company offered new shares at $11.25 in January. Redwood’s stock closed the quarter up 36% from that level. Mohawk Industries (-30%), American Express (-26%) and Vulcan Materials (-36%) all face near-term business challenges due to the weak economy. While our value estimates for these companies have come down, we remain confident about their long-term business prospects and upside potential.

For the fiscal year ended March 31, 2009, the Fund declined -32.0% compared to a -38.1% decline in the S&P 500. While the list of detractors was broad-based, several of our financial and consumer-related stocks were especially hard hit. Our value estimates declined significantly for some companies, such as Liberty Media – Interactive (-82%) and American Express (-67%). We think business values remain largely intact at several others, including Berkshire Hathaway (-37%) and Liberty Global (-56%). Fortunately, we sold a few of the most troubled financial stocks last summer, well before the crisis reached full bloom. Finally, we were too willing to initially “look across the economic valley” with housing-sensitive companies USG (-79%) and Mohawk Industries (-58%).

A trio of smaller companies had solid years despite the challenging environment. Omnicare (+35%) made progress on its plan to improve the company’s cost structure, Coinstar (+16%) kept rolling out profitable coin and Redbox DVD machines, and Discovery Communications’ (+16% from our average purchase price) non-fiction cable networks continued to attract audiences and generate strong cash flows. We think all three have bright prospects for the years ahead.

We made meaningful adjustments to several of the Fund’s existing holdings during the quarter. First, we increased our Berkshire Hathaway position by 50% to 9.8% of net assets when the stock cratered in February. We are comfortable owning a very large position in Berkshire due to its exceptional balance sheet strength and its diversified portfolio of durable businesses, all with a one-of-a-kind capital allocator at the helm. Second, we added to our holdings of Redwood Trust (6.2% of net assets) at $11.25, as mentioned previously. Third, we trimmed a number of large positions as stocks rallied both early and late in the quarter. Examples include WellPoint, Telephone & Data Systems, Washington Post and UnitedHealth Group.

We started to build new positions in XTO Energy and Corporate Executive Board during March. Both are terrific companies that we have followed from a distance for many years. We also eliminated the Fund’s small positions in Energizer Holdings and ITT Educational Services at moderate gains. With very volatile markets investors may notice more trading activity around the edges, particularly in the Fund’s smaller positions. While we do try to be opportunistic, rest assured that this activity does not represent any change in our investment philosophy. As we sold shares into the late March market rally, the Fund’s residual cash position drifted up to 13.5% of net assets at quarter end.

	Total Returns		Average Annual Total Returns

	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year

Partners Value	-4.4%	-32.0%	-13.7%	-6.6%	0.5%	8.4%	9.3%	10.9%

S&P 500	-11.0	-38.1	-13.0	-4.8	-3.0	5.9	7.4	9.3

Russell 2000	-15.0	-37.5	-16.8	-5.2	1.9	4.9	N/A	N/A

Nasdaq Composite	-2.8	-32.3	-12.5	-4.4	-4.1	4.9	6.8	7.5

See pages 4 and 17 for additional performance disclosures.

FUND PERFORMANCE — PARTNERS VALUE FUND

(Unaudited)

The following table summarizes performance information for the Partners Value Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1999	22.1%	21.0%	1.1%
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
Dec. 31, 2005	–2.4	4.9	–7.3
Dec. 31, 2006	22.5	15.8	6.7
Dec. 31, 2007	–8.5	5.5	–14.0
Dec. 31, 2008	–38.1	–37.0	–1.1
Mar. 31, 2009 (3 months)	–4.4	–11.0	6.6

10-Year Cumulative Return ended Mar. 31, 2009	5.0	–26.2	31.2
10-Year Average Annual Compound Return ended Mar. 31, 2009	0.5	–3.0	3.5

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1999, through March 31, 2009, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2009 was –32.0%, –6.6% and 0.5%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.16% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Partners Value Fund (the “Fund”) is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (the “Partnership”). As of December 31, 1993, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

PORTFOLIO PROFILE — PARTNERS VALUE FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	9.8%	Consumer Discretionary	32.4%
Redwood Trust	6.2	Financials	21.2
WellPoint	5.0	Health Care	12.9
Telephone & Data Systems	4.3	Materials	6.6
Cabela’s	4.0	Information Technology	5.5
Liberty Global	3.6	Telecommunication Services	4.3
Comcast	3.6	Industrials	3.0
Omnicare	3.3	Energy	0.6
Eagle Materials	3.2	Short-Term Securities/Other	13.5

Dell	3.2		100.0%

	46.2%

* As of March 31, 2009

Largest Net Purchases and Sales for Quarter Ended March 31, 2009

Net Purchases ($mil)		Net Sales ($mil)

Berkshire Hathaway	$13.7	Washington Post	$5.5
Microsoft	6.2	Cabela’s	5.1
XTO Energy (new)	2.7	WellPoint	4.8
Corporate Executive Board (new)	0.7	Tyco International	4.6
Redwood Trust	0.5	Telephone & Data Systems	4.4

	$23.8	Other (net)	28.0

			$52.4

		Net Portfolio Sales	$28.6

Largest Net Contributions to Investment Results for Quarter Ended March 31, 2009

Positive ($mil)		Negative ($mil)

Cabela’s	$8.0	Mohawk Industries	$(5.2)
Coinstar	6.6	American Express	(4.3)
Eagle Materials	4.1	Vulcan Materials	(3.9)
Redwood Trust	2.8	Comcast	(3.9)
Liberty Media - Entertainment	1.5	Berkshire Hathaway	(3.5)

	$23.0	Other (net)	(23.1)

			$(43.9)

		Net Portfolio Losses	$(20.9)

PARTNERS VALUE FUND

Schedule of Investments in Securities March 31, 2009

	Shares	Value

COMMON STOCKS — 86.5%

Consumer Discretionary — 32.4%

Broadcasting & Cable TV — 12.0%
Liberty Global, Inc. - Series C*	1,100,000	$15,543,000
Comcast Corp. - CL A Special	1,200,000	15,444,000
Liberty Media Corp. - Entertainment - Series A*	600,000	11,970,000
Discovery Communications, Inc.*	550,000	8,811,000
Adelphia Recovery Trust, Series ACC-7* #	2,310,000	—

		51,768,000
Retailing — 10.0%
Cabela’s, Inc. - CL A*	1,914,450	17,440,640
Lowe’s Companies, Inc.	675,000	12,318,750
Liberty Media Corp. - Interactive - Series A*	3,050,000	8,845,000
Ticketmaster*	720,000	2,656,800
HSN, Inc.*	300,000	1,542,000

		42,803,190
Consumer Services — 3.9%
Coinstar, Inc.*	400,000	13,104,000
Interval Leisure Group, Inc.*	720,000	3,816,000

		16,920,000
Media — 3.7%
The Washington Post Co. - CL B	33,500	11,962,850
Daily Journal Corp.* †	113,771	4,095,756

		16,058,606
Consumer Durables & Apparel — 2.8%
Mohawk Industries, Inc.*	400,000	11,948,000

		139,497,796

Financials — 21.2%

Insurance — 12.1%
Berkshire Hathaway, Inc. - CL B*	15,000	42,300,000
Willis Group Holdings Ltd.	450,000	9,900,000

		52,200,000
Mortgage REIT’s — 6.2%
Redwood Trust, Inc.	1,740,000	26,709,000

Diversified Financials — 2.9%
American Express Co.(b)	900,000	12,267,000

		91,176,000

The accompanying notes form an integral part of these financial statements.

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Health Care — 12.9%

Managed Health Care — 7.6%
WellPoint, Inc.*	565,000	$21,453,050
UnitedHealth Group, Inc.	550,000	11,511,500

		32,964,550
Health Care Equipment & Services — 5.3%
Omnicare, Inc.	575,000	14,081,750
Laboratory Corporation of America Holdings*	150,000	8,773,500

		22,855,250

		55,819,800
Materials — 6.6%

Materials — 6.6%
Eagle Materials, Inc.	570,000	13,822,500
Martin Marietta Materials, Inc.	130,000	10,309,000
Vulcan Materials Co.	100,000	4,429,000

		28,560,500

Information Technology — 5.5%

Technology Hardware & Equipment — 3.2%
Dell, Inc.*	1,450,000	13,746,000

Software & Services — 2.3%
Microsoft Corp.	550,000	10,103,500

		23,849,500

Telecommunication Services — 4.3%

Telecommunication Services — 4.3%
Telephone and Data Systems, Inc. - Special	790,000	18,683,500

Industrials — 3.0%

Industrial Conglomerates — 1.8%
Tyco International Ltd.	400,000	7,824,000

Building Products — 1.0%
USG Corp.*	550,000	4,185,500

The accompanying notes form an integral part of these financial statements.

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Professional Services — 0.2%
The Corporate Executive Board Co.	50,000	$725,000

		12,734,500

Energy — 0.6%

Energy — 0.6%
XTO Energy, Inc.	90,200	2,761,924

Total Common Stocks (Cost $609,818,148)		373,083,520

SHORT-TERM SECURITIES — 13.8%

Wells Fargo Advantage Government Money Market Fund-Institutional Class 0.24%(a) (Cost $59,590,068)	59,590,068	59,590,068

Total Investments in Securities (Cost $669,408,216)		432,673,588
Options Written — (0.0%)		(12,500)
Other Liabilities in Excess of Other Assets — (0.3%)		(1,589,899)

Net Assets — 100%		$431,071,189

Net Asset Value Per Share		$11.77

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

American Express Co.	April 2009 / $17.50	125,000	$(12,500)

Total Options Written (premiums received $310,173)

*	Non-income producing
†	Non-controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2009.
(b)	Fully or partially pledged on outstanding written options.

The accompanying notes form an integral part of these financial statements.

MANAGEMENT DISCUSSION & ANALYSIS — HICKORY FUND

Portfolio Manager: Wallace R. Weitz

The Hickory Fund declined -1.7% in the first quarter, compared to a decline of -11.0% for the S&P 500. A handful of smaller company stocks delivered substantial gains during the quarter. We think Coinstar (+68%), Cabela’s (+56%) and Liberty Media – Capital (+48%) remain undervalued at today’s price levels. Redwood Trust was another significant contributor during the quarter. We added to our position when the company offered new shares at $11.25 in January. Redwood’s stock closed the quarter up 36% from that level. Mohawk Industries (-30%), a leading producer of floor coverings, faces near-term business challenges due to the weak economy. While our value estimate has come down, we remain confident about the company’s long-term prospects and upside potential. Berkshire Hathaway, because of its unique combination of safety and value, is a notable exception to Hickory’s focus on smaller companies. The class A shares finished the quarter down -10%, after declining more than -25% intra-quarter on what we think are overblown short-term concerns.

For the fiscal year ended March 31, 2009, the Fund was down -35.3% slightly outperforming the S&P 500 return of -38.1%. As fear overtook investor confidence the damage to stocks was broad and monolithic, particularly for our financial and consumer-related holdings. Our value estimates declined significantly for some companies, such as Liberty Media – Interactive (-82%), Redwood Trust (-51%) and Mohawk Industries (-58%). We think business values remain largely intact at several others, including Liberty Global (-56%) and Berkshire Hathaway CL A (-35%). We sold a few of the most troubled financial stocks last summer, well before the crisis reached full bloom. A handful of companies performed well despite the challenging environment. Omnicare (+35%) made progress on its plan to improve the company’s cost structure, Coinstar (+16%) kept rolling out profitable coin and Redbox DVD machines, and ACI Worldwide (+18% from our average purchase price) continued to see demand for its payment processing services. We think all three have bright prospects for the years ahead.

During the first quarter we added several new names from a variety of industries: Avon Products, Corporate Executive Board, Laboratory Corp., EOG Resources and Energizer Holdings. All generate plenty of free cash flow with manageable balance sheet risks. We eliminated small positions in Level 3 Communications, HSN and IAC/InterActiveCorp. With very volatile markets investors may notice more trading activity around the edges, particularly in the Fund’s smaller positions. While we do try to be opportunistic, rest assured that this activity does not represent any change in our investment philosophy. As we trimmed positions into the late March market rally, the Fund’s residual cash position drifted up to 14% of net assets at quarter end.

	Total Returns		Average Annual Total Returns

	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year

Hickory	-1.7%	-35.3%	-16.3%	-6.9%	-2.6%	6.8%
S&P 500	-11.0	-38.1	-13.0	-4.8	-3.0	5.9
Russell 2000	-15.0	-37.5	-16.8	-5.2	1.9	4.9
Nasdaq Composite	-2.8	-32.3	-12.5	-4.4	-4.1	4.9

See pages 4 and 23 for additional performance disclosures.

FUND PERFORMANCE — HICKORY FUND

(Unaudited)

The following table summarizes performance information for the Hickory Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1999	36.7%	21.0%	15.7%
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Dec. 31, 2005	–0.2	4.9	–5.1
Dec. 31, 2006	22.8	15.8	7.0
Dec. 31, 2007	–13.1	5.5	–18.6
Dec. 31, 2008	–41.6	–37.0	–4.6
Mar. 31, 2009 (3 months)	–1.7	–11.0	9.3

10-Year Cumulative Return ended Mar. 31, 2009	–22.8	–26.2	3.4
10-Year Average Annual Compound Return ended Mar. 31, 2009	–2.6	–3.0	0.4

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1999, through March 31, 2009, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2009 was –35.3%, –6.9% and –2.6%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.23% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — HICKORY FUND

(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	13.1%
Redwood Trust	6.7
WellPoint	4.8
Cabela’s	4.1
Liberty Media - Entertainment	3.7
Telephone & Data Systems	3.4
Comcast	3.4
Liberty Global	3.2
Coinstar	2.9
Omnicare	2.9

48.2%

Industry Sectors*

Consumer Discretionary	30.8%
Financials	23.8
Health Care	10.9
Telecommunication Services	5.3
Information Technology	5.2
Materials	4.0
Industrials	3.1
Energy	1.7
Consumer Staples	0.9
Short-Term Securities/Other	14.3

100.0%

* As of March 31, 2009

Largest Net Purchases and Sales for Quarter Ended March 31, 2009

Net Purchases ($mil)

ConocoPhillips	$1.1
Corporate Executive Board (new)	0.7
Comcast	0.7
Avon Products (new)	0.6
Liberty Media - Capital	0.6

$3.7

Net Sales ($mil)

Coinstar	$2.2
Level 3 Communications (eliminated)	1.6
IAC/InterActiveCorp (eliminated)	1.5
WellPoint	1.3
Telephone & Data Systems	1.2
Other (net)	1.5

$9.3

Net Portfolio Sales	$5.6

Largest Net Contributions to Investment Results for Quarter Ended March 31, 2009

Positive ($mil)

Cabela’s	$2.3
Coinstar	2.2
Redwood Trust	1.2
Liberty Media - Capital	0.9
Eagle Materials	0.8

$7.4

Negative ($mil)

Berkshire Hathaway	$(1.5)
Mohawk Industries	(1.1)
UnitedHealth Group	(0.9)
Cumulus Media	(0.9)
Comcast	(0.9)
Other (net)	(4.4)

$(9.7)

Net Portfolio Losses	$(2.3)

HICKORY FUND

Schedule of Investments in Securities March 31, 2009

	Shares	Value

COMMON STOCKS — 85.7%

Consumer Discretionary — 30.8%

Broadcasting & Cable TV — 12.5%
Liberty Media Corp. - Entertainment - Series A*	250,000	$4,987,500
Comcast Corp. - CL A Special	350,000	4,504,500
Liberty Global, Inc. - Series C*	300,000	4,239,000
Discovery Communications, Inc.*	130,000	2,082,600
Cumulus Media, Inc. - CL A*	620,000	626,200
CIBL, Inc.* #	1,005	319,590

		16,759,390
Retailing — 9.0%
Cabela’s, Inc. - CL A*	600,000	5,466,000
Liberty Media Corp. - Interactive - Series A*	1,200,000	3,480,000
Lowe’s Companies, Inc.	160,000	2,920,000
Ticketmaster*	60,000	221,400

		12,087,400
Media — 3.5%
Liberty Media Corp. - Capital - Series A*	400,000	2,792,000
News Corp. - CL A	220,000	1,456,400
The Washington Post Co. - CL B	1,000	357,100

		4,605,500
Consumer Services — 3.1%
Coinstar, Inc.*	120,000	3,931,200
Interval Leisure Group, Inc.*	50,000	265,000

		4,196,200
Consumer Durables & Apparel — 2.7%
Mohawk Industries, Inc.*	120,000	3,584,400

		41,232,890

Financials — 23.8%

Insurance — 15.2%
Berkshire Hathaway, Inc. - CL A*	170	14,739,000
Berkshire Hathaway, Inc. - CL B*	1,000	2,820,000
Willis Group Holdings Ltd.	125,000	2,750,000

		20,309,000
Mortgage REIT’s — 6.9%
Redwood Trust, Inc.	582,300	8,938,305
Newcastle Investment Corp.	227,200	147,680
Realty Finance Corp.	705,400	70,540

		9,156,525

The accompanying notes form an integral part of these financial statements.

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Diversified Financials — 1.5%
American Express Co.	150,000	$2,044,500

Thrifts & Mortgage Finance — 0.2%
Tree.com, Inc.*	66,666	307,997

		31,818,022

Health Care — 10.9%

Managed Health Care — 7.5%
WellPoint, Inc.*	170,000	6,454,900
UnitedHealth Group, Inc.	170,000	3,558,100

		10,013,000
Health Care Equipment & Services — 3.4%
Omnicare, Inc.	160,000	3,918,400
Laboratory Corporation of America Holdings*	10,000	584,900

		4,503,300

		14,516,300
Telecommunication Services — 5.3%

Telecommunication Services — 5.3%
Telephone and Data Systems, Inc. - Special	195,000	4,611,750
LICT Corp.* #	1,005	2,512,500

		7,124,250

Information Technology — 5.2%

Technology Hardware & Equipment — 2.8%
Dell, Inc.*	390,000	3,697,200

Software & Services — 2.4%
ACI Worldwide, Inc.*	170,000	3,187,500
Convera Corp.*	310,000	57,350

		3,244,850

		6,942,050
Materials — 4.0%

Materials — 4.0%
Eagle Materials, Inc.	130,000	3,152,500
Martin Marietta Materials, Inc.	28,000	2,220,400

		5,372,900

The accompanying notes form an integral part of these financial statements.

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Industrials — 3.1%

Industrial Conglomerates — 1.9%
Tyco International Ltd.	130,000	$2,542,800

Building Products — 0.6%
USG Corp.*	110,000	837,100

Professional Services — 0.6%
The Corporate Executive Board Co.	50,000	725,000

		4,104,900

Energy — 1.7%

Energy — 1.7%
ConocoPhillips	45,000	1,762,200
EOG Resources, Inc.	10,000	547,600

		2,309,800

Consumer Staples — 0.9%

Household & Personal Products — 0.9%
Avon Products, Inc.	40,000	769,200
Energizer Holdings, Inc.*	10,000	496,900

		1,266,100

Total Common Stocks (Cost $190,511,480)		114,687,212

SHORT-TERM SECURITIES — 14.0%

Wells Fargo Advantage Government Money Market Fund-Institutional Class 0.24%(a) (Cost $18,736,762)	18,736,762	18,736,762

Total Investments in Securities (Cost $209,248,242)		133,423,974
Other Assets Less Other Liabilities — 0.3%		388,798

Net Assets — 100%		$133,812,772

Net Asset Value Per Share		$19.72

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2009.

The accompanying notes form an integral part of these financial statements.

MANAGEMENT DISCUSSION & ANALYSIS — PARTNERS III OPPORTUNITY FUND

Portfolio Manager: Wallace R. Weitz

Partners III Opportunity Fund returned +1.6% in the first quarter, compared to a -11.0% decline for the S&P 500. The Fund’s short positions in two Exchange Traded Funds (ETF’s) that track small capitalization stocks contributed positively to performance due to the Russell 2000’s decline of -15%. A handful of smaller company stocks delivered substantial gains during the quarter, and we think Coinstar (+68%), Cabela’s (+56%) and Eagle Materials (+32%) still have upside potential. Detractors from performance were not concentrated in any specific area. Berkshire Hathaway was down -12%, (after declining nearly -30% intra-quarter) on what we think are overblown short-term concerns. Mohawk (-30%) and American Express (-26%) face near-term business challenges due to the weak economy. While our value estimates have come down, we remain confident about their long-term business prospects and upside potential from here.

For the fiscal year the Fund declined -26.7%, compared to the S&P 500’s -38.1% decline. All sectors were affected and our financial and consumer-related companies were particularly hard hit. We have written in prior quarters about Berkshire Hathaway (-36%), Liberty Media – Interactive (-82%), American Express (-67%), Redwood Trust (-51%) and Liberty Global (-56%). In addition, several of our large-cap holdings did not provide the ballast we expected. The underlying businesses held up better than the stocks at companies such as Microsoft (-34%), UnitedHealth Group (-39%), Comcast (-31%) and even much-maligned Dell (-52%). With such a broad decline across the entire market, it is no surprise that the Fund benefited from its short positions. We have short positions in ETF’s which track indexes of small and mid-cap stocks as well as the Dow Jones Real Estate Fund which is comprised mainly of property real estate investment trusts (REITS). Among the few bright spots on the long side were Apollo Group, TD Ameritrade, Beacon Roofing, Wal-Mart and Bed Bath & Beyond which were sold at healthy gains.

During the quarter we added three new positions from a variety of industries: Avon Products, EOG Resources and Corporate Executive Board. All three generate loads of discretionary cash flow, maintain solid balance sheets and enjoy strong long-term business outlooks. We added to our position in Redwood Trust when the company offered new shares at $11.25 in January. Redwood’s stock closed the quarter up 36% from that level. In addition, we bought more Berkshire Hathaway, Burlington Northern, ConocoPhillips and XTO Energy. We eliminated small positions in Level 3 Communications, IAC/InterActiveCorp and HSN. We also trimmed several large holdings as stocks rallied during the quarter, namely WellPoint, ACI Worldwide, and Telephone and Data Systems. At the end of the quarter, total long positions were equal to 99% of net assets while short positions equaled 19% of net assets, leaving the Fund 80% “net long” at the end of the quarter.

	Total Returns		Average Annual Total Returns

	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year

Partners III	1.6%	-26.7%	-12.0%	-4.7%	4.0%	10.0%	10.5%	11.6%
S&P 500	-11.0	-38.1	-13.0	-4.8	-3.0	5.9	7.4	9.3
Russell 2000	-15.0	-37.5	-16.8	-5.2	1.9	4.9	N/A	N/A
Nasdaq Composite	-2.8	-32.3	-12.5	-4.4	-4.1	4.9	6.8	7.5

See pages 4 and 29 for additional performance disclosures.

FUND PERFORMANCE — PARTNERS III OPPORTUNITY FUND

(Unaudited)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (the “Partnership”).

Period Ended	Partners III	S&P 500	Difference Partners III – S&P 500

Dec. 31, 1999	10.6%	21.0%	–10.4%
Dec. 31, 2000	32.4	–9.1	41.5
Dec. 31, 2001	6.6	–11.8	18.4
Dec. 31, 2002	–16.1	–22.1	6.0
Dec. 31, 2003	42.6	28.7	13.9
Dec. 31, 2004	22.1	10.9	11.2
Dec. 31, 2005	–0.7	4.9	-5.6
Dec. 31, 2006	20.4	15.8	4.6
Dec. 31, 2007	–12.9	5.5	–18.4
Dec. 31, 2008	–34.4	–37.0	2.6
Mar. 31, 2009 (3 months)	1.6	–11.0	12.6

10-Year Cumulative Return ended Mar. 31, 2009	48.7	–26.2	74.9
10-Year Average Annual Compound Return ended Mar. 31, 2009	4.0	–3.0	7.0

This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 1999, through March 31, 2009 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended March 31, 2009 was –26.7%, –4.7% and 4.0%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.54% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of Partners III is measured from June 1, 1983, the inception of the Partnership. As of December 30, 2005, Partners III succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnerships’s performance might have been adversely affected.

PORTFOLIO PROFILE — PARTNERS III OPPORTUNITY FUND

(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	16.5%
Redwood Trust	8.1
WellPoint	4.9
Liberty Media - Entertainment	3.9
Cabela’s	3.8
Microsoft	3.6
Telephone & Data Systems	3.2
Comcast	3.0
Eagle Materials	3.0
Coinstar	3.0

53.0%

Industry Sectors*

Consumer Discretionary	31.1%
Financials	28.9
Information Technology	11.0
Health Care	10.2
Materials	5.0
Industrials	4.8
Energy	3.6
Telecommunication Services	3.2
Consumer Staples	0.5
Corporate Bonds	1.1

Total Long Positions	99.4
Securities Sold Short	(18.9)

Net Long Positions	80.5
Short Proceeds/Other	19.5

100.0%

* Percentage of net assets as of March 31, 2009

Largest Net Purchases and Sales for Quarter Ended March 31, 2009

Net Purchases ($mil)

Berkshire Hathaway	$4.0
Redwood Trust	2.3
ConocoPhillips	1.9
Burlington Northern Santa Fe	1.2
Microsoft	1.0

$10.4

Net Portfolio Purchases	$1.6

Net Sales ($mil)

Coinstar	$1.9
Liberty Media - Entertainment	1.9
Level 3 Communications (eliminated)	1.6
IAC/InterActiveCorp (eliminated)	1.5
WellPoint	1.3
Other (net)	0.6

$8.8

Largest Net Contributions to Investment Results for Quarter Ended March 31, 2009

Positive ($mil)

Short Positions	$5.1
Coinstar	2.4
Redwood Trust	2.3
Cabela’s	2.3
Eagle Materials	1.1

$13.2

Net Portfolio Gains	$2.8

Negative ($mil)

Berkshire Hathaway	$(1.6)
Mohawk Industries	(1.2)
American Express	(1.2)
UnitedHealth Group	(1.0)
Comcast	(0.9)
Other (net)	(4.5)

$(10.4)

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities
March 31, 2009

	Shares	Value

COMMON STOCKS — 98.3%

Consumer Discretionary — 31.1%

Broadcasting & Cable TV — 11.9%
Liberty Media Corp. - Entertainment - Series A* (b)	300,000	$5,985,000
Comcast Corp. - CL A Special	360,000	4,633,200
Liberty Global, Inc. - Series C* (b)	320,000	4,521,600
Discovery Communications, Inc.*	180,000	2,883,600
Cumulus Media, Inc. - CL A*	485,600	490,456

		18,513,856
Retailing — 8.6%
Cabela’s, Inc. - CL A* (b)	650,000	5,921,500
Liberty Media Corp. - Interactive - Series A* (b)	1,400,000	4,060,000
Lowe’s Companies, Inc.	170,000	3,102,500
Ticketmaster*	60,000	221,400

		13,305,400
Media — 4.8%
Liberty Media Corp. - Capital - Series A* (b)	500,000	3,490,000
News Corp. - CL A	320,000	2,118,400
The Washington Post Co. - CL B(b)	5,000	1,785,500

		7,393,900
Consumer Services — 3.3%
Coinstar, Inc.*	140,000	4,586,400
Interval Leisure Group, Inc.*	100,000	530,000

		5,116,400
Consumer Durables & Apparel — 2.5%
Mohawk Industries, Inc.* (b)	130,000	3,883,100

		48,212,656

Financials — 28.9%

Insurance — 18.5%
Berkshire Hathaway, Inc. - CL B* (b)	6,000	16,920,000
Berkshire Hathaway, Inc. - CL A* (b)	100	8,670,000
Willis Group Holdings Ltd.	135,000	2,970,000

		28,560,000
Mortgage REIT’s — 8.2%
Redwood Trust, Inc.(b)	820,000	12,587,000
Newcastle Investment Corp.	220,000	143,000
Realty Finance Corp.	117,000	11,700

		12,741,700

The accompanying notes form an integral part of these financial statements.

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Diversified Financials — 2.2%
American Express Co.(b)	250,000	$3,407,500

		44,709,200

Information Technology — 11.0%

Software & Services — 8.2%
Microsoft Corp.	300,000	5,511,000
Google, Inc. - CL A* (b)	8,000	2,784,480
ACI Worldwide, Inc.*	140,000	2,625,000
eBay, Inc.*	80,000	1,004,800
Intelligent Systems Corp.* # †	881,999	793,799
Convera Corp.*	280,000	51,800

		12,770,879
Technology Hardware & Equipment — 2.8%
Dell, Inc.*	420,000	3,981,600
Continental Resources* #	700	280,000

		4,261,600

		17,032,479
Health Care — 10.2%

Managed Health Care — 7.3%
WellPoint, Inc.* (b)	200,000	7,594,000
UnitedHealth Group, Inc.	180,000	3,767,400

		11,361,400
Health Care Equipment & Services — 2.9%
Omnicare, Inc.(b)	180,000	4,408,200

		15,769,600

Materials — 5.0%

Materials — 5.0%
Eagle Materials, Inc.	190,000	4,607,500
Martin Marietta Materials, Inc.	40,000	3,172,000

		7,779,500

Industrials — 4.8%

Transportation — 2.1%
Burlington Northern Santa Fe Corp.	55,000	3,308,250

The accompanying notes form an integral part of these financial statements.

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Industrial Conglomerates — 1.8%
Tyco International Ltd.	140,000	$2,738,400

Professional Services — 0.5%
The Corporate Executive Board Co.	50,000	725,000

Building Products — 0.4%
USG Corp.*	90,000	684,900

		7,456,550

Energy — 3.6%

Energy — 3.6%
ConocoPhillips	75,000	2,937,000
United States Oil Fund LP*	40,000	1,162,000
XTO Energy, Inc.(b)	30,000	918,600
EOG Resources, Inc.	10,000	547,600

		5,565,200

Telecommunication Services — 3.2%

Telecommunication Services — 3.2%
Telephone and Data Systems, Inc. - Special(b)	209,610	4,957,277

Consumer Staples — 0.5%

Household & Personal Products — 0.5%
Avon Products, Inc.	40,000	769,200

Total Common Stocks (Cost $220,731,666)		152,251,662

CORPORATE BONDS — 1.1%

Mohawk Industries, Inc. 6.25% 1/15/11 (Cost $1,774,931)	$2,000,000	1,795,786

The accompanying notes form an integral part of these financial statements.

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

SHORT-TERM SECURITIES — 6.9%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 0.24%(a) (Cost $10,704,768)	10,704,768	$10,704,768

Total Investments in Securities (Cost $233,211,365)		164,752,216
Due From Broker(b) — 12.1%		18,717,937
Securities Sold Short — (18.9%)		(29,292,900)
Options Written — (0.0%)		(22,000)
Other Assets Less Other Liabilities — 0.5%		754,057

Net Assets — 100%		$154,909,310

Net Asset Value Per Share		$6.26

SECURITIES SOLD SHORT — (18.9%)

The DIRECTV Group, Inc.	90,000	$(2,051,100)
Ishares Barclays 20+ Year Treasury Bond Fund	20,000	(2,114,200)
Ishares Dow Jones U.S. Real Estate Fund	60,000	(1,527,600)
Ishares Russell 2000 Fund	220,000	(9,226,800)
Ishares Russell 2000 Value Fund	200,000	(7,892,000)
Ishares Russell Midcap Fund	120,000	(6,481,200)

Total Securities Sold Short (proceeds $55,579,574)		$(29,292,900)

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

XTO Energy, Inc.	May 2009 / $35	20,000	$(22,000)

Total Options Written (premiums received $107,999)

*	Non-income producing
†	Non-controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2009.
(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

The accompanying notes form an integral part of these financial statements.

(This page has been left blank intentionally.)

MANAGEMENT DISCUSSION & ANALYSIS — BALANCED FUND

Portfolio Manager: Bradley P. Hinton

The Balanced Fund had a solid first quarter in a challenging market. The Fund declined modestly (-0.9%) compared to a steeper -6.6% drop in the Blended Index. A handful of smaller company stocks delivered substantial gains during the quarter. We think Coinstar (+68%), Cabela’s (+56%) and Eagle Materials (+32%) remain undervalued at today’s price levels. Redwood Trust was another large contributor during the quarter. We added substantially to our position when the company offered new shares at $11.25 in January. Redwood’s stock closed the quarter up 36% from that level. We also feel increasingly confident about the stocks that temporarily declined during the quarter. While their stock prices may be volatile, we believe the underlying businesses at Telephone & Data Systems (-15%), Berkshire Hathaway (-12%) and aggregates companies Vulcan Materials (-36%) and Martin Marietta Materials (-18%) are sturdy.

For the fiscal year ended March 31, 2009, the Balanced Fund declined -21.9% compared to a -22.1% decline in the Blended Index. We are not happy with these results, and it is small comfort that they were relatively in-line. Asset allocation was perhaps more important than security selection, and in retrospect the fewer stocks the better. The S&P 500 was down -38.1% for the twelve months, and no sector was immune. While the list of detractors was broad-based, several of our financial and consumer-related stocks were especially hard hit. Our value estimates declined significantly for some companies, such as American Express (-67%) and Liberty Media – Interactive (-82%). We think business values remain largely intact at several others, including Berkshire Hathaway (-37%) and Liberty Global (-56%). We sold a few of the most troubled financial stocks last summer, well before the crisis reached full bloom. Omnicare (+35%), Coinstar (+16%) and ITT Educational Services were among the few bright spots for the fiscal year. The Fund’s bond portfolio also held up quite well amidst the market turmoil.

The Fund’s asset allocation is 61% stocks and 39% bonds and short-term securities, little changed overall from the prior quarter. We continued to re-shape and upgrade the equity portfolio. In addition to the Redwood Trust purchase described above, we bought more Berkshire Hathaway, Mohawk Industries, United Parcel Service, XTO Energy, Microsoft and Diageo. We also added new positions in Avon Products, Procter & Gamble and Corporate Executive Board. While we never buy stocks for yield alone, most of these companies do pay healthy, sustainable cash dividends. To help fund these purchases, we sold a few stocks that we would gladly own again at lower prices (ITT Educational Services, ACI Worldwide and Bed Bath & Beyond). We also exited two lower-conviction names (Cardinal Health and Cemex) and cleaned up several other small positions.

We continue to believe that carefully selected corporate bonds, purchased at opportunistic prices, offer pockets of value. During the quarter we added bonds issued by WellPoint, Willis Group, Time Warner Cable and JP Morgan Chase. Corporate bonds now account for 12% of the Fund’s net assets. We sold two agency mortgage-backed securities (MBS) at gains, trimming our MBS exposure to less than 19% of net assets. We also halved our holdings of Treasury Inflation-Protected Securities as TIPS rallied strongly during the quarter. We remain on the lookout for less expensive forms of longer-term inflation protection. As a result of these changes, cash reserves now represent 6% of net assets.

	Total Returns*		Average Annual Total Returns*

	3 Mos.	1 Year	3 Year	5 Year	Since Inception

Balanced Fund	-0.9%	-21.9%	-8.5%	-2.5%	-1.4%
Blended Index†#	-6.6	-22.1	-5.6	-1.4	0.3
S&P 500#	-11.0	-38.1	-13.0	-4.8	-2.0
Barclays Capital Intermediate U.S. Government/Credit Index#	-0.1	2.0	5.6	3.7	3.8

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.13% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers assume reinvestment of dividends.
†

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Barclays Capital Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

#	Index performance is hypothetical and is for illustrative purposes only.

FUND PERFORMANCE — BALANCED FUND

(Unaudited)

The chart below depicts the change in the value of a $10,000 investment for the period since inception of the Balanced Fund (October 1, 2003) through March 31, 2009, as compared with the growth of the Blended Index during the same period. The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500 (“S&P 500”), which is an unmanaged index of common stock prices, and 40% of the Barclays Capital Intermediate U.S. Government/Credit Index (“Barclays”), which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years. The chart also includes information about the growth of the S&P 500 and the Barclays Index for the period. Index performance is hypothetical and is shown for illustrative purposes only. A $10,000 investment in the Balanced Fund on October 1, 2003, would have been valued at $9,275 on March 31, 2009.

	Total Return	Average Annual Total Returns

	1 Year	3 Year	5 Year	Since Inception (Oct. 1, 2003)

Balanced Fund	–21.9%	–8.5%	–2.5%	–1.4%
Blended Index	–22.1	–5.6	–1.4	0.3
S&P 500 Index	–38.1	–13.0	–4.8	–2.0
Barclays Index	2.0	5.6	3.7	3.8

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.13% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

PORTFOLIO PROFILE — BALANCED FUND

(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	4.7%
Coinstar	3.0
Microsoft	2.6
United Parcel Service	2.6
Martin Marietta Materials	2.6
WellPoint	2.5
Redwood Trust	2.5
Telephone & Data Systems	2.5
Comcast	2.5
Discovery Communications	2.3

27.8%

Industry Sectors*

Consumer Discretionary	20.5%
Financials	9.6
Health Care	8.0
Materials	5.6
Consumer Staples	4.3
Information Technology	4.1
Industrials	3.9
Energy	2.7
Telecommunication Services	2.5

Total Common Stocks	61.2%

Mortgage-Backed Securities	18.6%
Corporate Bonds	11.6
Short-Term Securities/Other	6.1
U.S. Treasury	1.9
Taxable Municipal Bonds	0.6

Total Bonds & Short-Term Securities	38.8%

* As of March 31, 2009

Largest Net Contributions to Investment Results for Quarter Ended March 31, 2009

Positive (000’s)

Coinstar	$796
Redwood Trust	351
Cabela’s	327
Eagle Materials	267
Liberty Media - Entertainment	149

$1,890

Negative (000’s)

Vulcan Materials	$(273)
Telephone & Data Systems	(239)
Berkshire Hathaway	(234)
American Express	(199)
Martin Marietta Materials	(197)
Other (net)	(1,061)

$(2,203)

Net Portfolio Losses	$(313)

BALANCED FUND

Schedule of Investments in Securities
March 31, 2009

	Shares	Value

COMMON STOCKS — 61.2%

Consumer Discretionary — 20.5%

Broadcasting & Cable TV — 8.9%
Comcast Corp. - CL A Special	100,000	$1,287,000
Discovery Communications, Inc.*	75,000	1,201,500
Liberty Media Corp. - Entertainment - Series A*	55,000	1,097,250
Liberty Global, Inc. - Series C*	75,000	1,059,750

		4,645,500
Retailing — 3.3%
Cabela’s, Inc. - CL A*	99,600	907,356
Liberty Media Corp. - Interactive - Series A*	190,000	551,000
Ticketmaster*	70,000	258,300

		1,716,656
Consumer Services — 3.0%
Coinstar, Inc.*	48,000	1,572,480

Media — 3.0%
The Washington Post Co. - CL B	2,000	714,200
News Corp. - CL A	75,000	496,500
Liberty Media Corp. - Capital - Series A*	50,000	349,000

		1,559,700
Consumer Durables & Apparel — 2.3%
Mohawk Industries, Inc.*	40,000	1,194,800

		10,689,136

Financials — 9.6%

Insurance — 6.0%
Berkshire Hathaway, Inc. - CL B*	875	2,467,500
Willis Group Holdings Ltd.	30,000	660,000

		3,127,500
Mortgage REIT’s — 2.5%
Redwood Trust, Inc.	85,000	1,304,750

Diversified Financials — 1.1%
American Express Co.	42,000	572,460

		5,004,710

The accompanying notes form an integral part of these financial statements.

BALANCED FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Health Care — 8.0%

Managed Health Care — 4.2%
WellPoint, Inc.*	35,000	$1,328,950
UnitedHealth Group, Inc.	40,000	837,200

		2,166,150
Health Care Equipment & Services — 3.8%
Laboratory Corporation of America Holdings*	17,500	1,023,575
Omnicare, Inc.	40,000	979,600

		2,003,175

		4,169,325
Materials — 5.6%

Materials — 5.6%
Martin Marietta Materials, Inc.	17,000	1,348,100
Eagle Materials, Inc.	45,000	1,091,250
Vulcan Materials Co.	11,000	487,190

		2,926,540

Consumer Staples — 4.3%

Household & Personal Products — 1.8%
Avon Products, Inc.	25,000	480,750
The Procter & Gamble Co.	10,000	470,900

		951,650
Food Beverage & Tobacco — 1.3%
Diageo PLC - Sponsored ADR	15,000	671,250

Hypermarkets & Super Centers — 1.2%
Wal-Mart Stores, Inc.	12,000	625,200

		2,248,100

Information Technology — 4.1%

Software & Services — 2.6%
Microsoft Corp.	75,000	1,377,750

Technology Hardware & Equipment — 1.5%
Dell, Inc.*	80,000	758,400

		2,136,150

The accompanying notes form an integral part of these financial statements.

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Industrials — 3.9%

Transportation — 2.6%
United Parcel Service, Inc.	27,500	$1,353,550

Professional Services — 0.8%
The Corporate Executive Board Co.	30,000	435,000

Industrial Conglomerates — 0.5%
Tyco International Ltd.	13,000	254,280

		2,042,830

Energy — 2.7%

Energy — 2.7%
XTO Energy, Inc.	25,000	765,500
ConocoPhillips	5,000	195,800
Apache Corp.	2,500	160,225
EOG Resources, Inc.	2,800	153,328
Devon Energy Corp.	2,800	125,132

		1,399,985

Telecommunication Services — 2.5%

Telecommunication Services — 2.5%
Telephone and Data Systems, Inc. - Special	55,000	1,300,750

Total Common Stocks (Cost $45,467,355)		31,917,526

CORPORATE BONDS — 11.6%

Wells Fargo & Co. 3.98% 10/29/10	$250,000	239,921
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	304,420
Mohawk Industries, Inc. 6.25% 1/15/11	400,000	359,157
Time Warner Cable, Inc. 5.4% 7/02/12	250,000	241,663
Wells Fargo & Co. 4.375% 1/31/13	750,000	699,641
JP Morgan Chase & Co. 4.75% 5/01/13	100,000	97,020
Liberty Media LLC 5.7% 5/15/13	750,000	560,508
Texas Industries, Inc. 7.25% 7/15/13(c)	250,000	190,000
American Express Credit Corp. 7.3% 8/20/13	650,000	603,914
WellPoint, Inc. 6.0% 2/15/14	250,000	250,439
Time Warner Cable, Inc. 7.5% 4/01/14	120,000	122,477
Host Hotels & Resorts LP 6.875% 11/01/14	500,000	387,500
Level 3 Financing, Inc. 9.25% 11/01/14	750,000	521,250
Comcast Corp. 6.5% 1/15/15	300,000	298,666

The accompanying notes form an integral part of these financial statements.

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

CORPORATE BONDS, continued

Harrah’s Operating Co., Inc. 10.0% 12/15/15(c)	$125,000	$39,375
Comcast Corp. 4.95% 6/15/16	193,000	175,365
USG Corp. 6.3% 11/15/16	800,000	444,000
Willis Group Holdings Ltd. 6.2% 3/28/17	250,000	175,481
Martin Marietta Materials, Inc. 6.6% 4/15/18	400,000	332,674

Total Corporate Bonds (Cost $6,523,589)		6,043,471

MORTGAGE-BACKED SECURITIES — 18.6%(b)

Federal Home Loan Mortgage Corporation — 9.6%

2665 CL WY — 4.5% 2027 (0.5 years)	592,183	594,872
2548 CL HB — 4.5% 2010 (0.6 years)	750,000	760,040
3028 CL MB — 5.0% 2026 (0.9 years)	304,641	311,795
2975 CL OD — 5.5% 2027 (1.0 years)	800,000	820,986
2926 CL AB — 5.0% 2019 (1.3 years)	629,366	650,376
2831 CL AB — 5.0% 2018 (1.7 years)	264,033	273,085
2542 CL LD — 5.0% 2022 (1.7 years)	827,575	856,317
2627 CL LE — 3.0% 2017 (2.1 years)	705,907	708,280

		4,975,751

Federal National Mortgage Association — 7.2%

2003-87 CL TG — 4.5% 2014 (0.4 years)	460,000	463,171
2003-4 CL PD — 5.0% 2016 (0.9 years)	799,892	813,675
2002-55 CL VA — 5.5% 2013 (0.9 years)	216,715	220,615
2005-59 CL PB — 5.5% 2028 (1.1 years)	650,000	667,245
2003-83 CL VA — 5.5% 2014 (1.8 years)	251,396	260,264
2002-91 CL QG — 5.0% 2018 (3.4 years)	750,000	790,289
2003-9 CL DB — 5.0% 2018 (4.3 years)	500,000	529,047

		3,744,306

Other — 1.8%

CDMC 2003-7P CL A4 — 3.38% 2017 (Adjustable Rate) (2.2 years)(c)	741,042	675,717
Chase 2004-S1 CL A6 — 4.5% 2019 (4.8 years)	313,511	280,311

		956,028

Total Mortgage-Backed Securities (Cost $9,437,277)		9,676,085

The accompanying notes form an integral part of these financial statements.

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

TAXABLE MUNICIPAL BONDS — 0.6%

University of California 4.85% 5/15/13 (Cost $298,338)	$300,000	$316,569

U.S. TREASURY — 1.9%

U.S. Treasury Inflation-Indexed Note 1.375% 7/15/18 (Cost $885,274)	979,010	973,197

SHORT-TERM SECURITIES — 5.8%

Wells Fargo Advantage Government Money Market Fund-Institutional Class 0.24%(a) (Cost $3,045,100)	3,045,100	3,045,100

Total Investments in Securities (Cost $65,656,933)		51,971,948
Other Assets Less Other Liabilities — 0.3%		177,045

Net Assets — 100%		$52,148,993

Net Asset Value Per Share		$7.71

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at March 31, 2009.
(b)	Number of years indicated represents estimated average life of mortgage-backed securities.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.

MANAGEMENT DISCUSSION & ANALYSIS — NEBRASKA TAX-FREE INCOME FUND

Portfolio Manager: Thomas D. Carney

The Nebraska Tax-Free Income Fund returned +2.8% in the first quarter, compared to a +2.2% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the fiscal year ended March 31, 2009, the Nebraska Tax-Free Fund’s total return was +3.6%, compared to a +6.0% return for our Fund’s primary benchmark.

Fiscal 2009 Review

The past year witnessed some of the widest range of returns on record for fixed-income investors as the ongoing credit crisis resulted in a dramatic re-pricing of risk among all asset classes. This disparity of outcomes was most acute in the taxable bond market and is covered in the management discussion of our Short-Intermediate Income Fund for anyone interested in reading more. The municipal bond market, however, also experienced a wide divergence of returns as longer-term bonds under-performed shorter-term bonds and high-quality bond returns meaningfully exceeded the returns of lower quality bonds. For example, a broad index of longer-term municipal bonds (those maturing from 12-22 years) composed by Merrill Lynch returned +0.7% in the past year while a similarly broad shorter-term municipal bond index (with bonds maturing from 1-12 years) returned +5.3%. An index of high quality municipal bonds (those rated AAA) returned +4.4% in the past year while an index of lower quality municipal bonds (those rated BBB) performed poorly, returning -14.7% according to Merrill Lynch global bond indices.

Some of the reasons for this disparity of returns for different segments of the municipal bond market over the past year include:

•

A shift in the supply/demand structure of the municipal bond market. In terms of supply, the collapse in the use of variable rate financing or auction rate securities resulted in a sharp increase in fixed rate issuance in the municipal marketplace, particularly for longer-term bonds. Demand impacts included the virtual disappearance of leveraged, so-called hedge fund investors on the long end of the municipal market as many were forced to liquidate. In addition, there was a sharp drop in the role of property and casualty insurance companies as their profits and, hence, need for tax-free income from municipal bonds declined. These companies have historically played a key role in the long-term municipal market. These variables helped to put upward pressure on longer-term municipal bond yields, resulting in an overall steepening of the municipal bond yield curve – the difference between short-term and long-term interest rates – and caused the prices of some longer-term bonds to decline in the past year.

•

The ongoing drama/plight of most of the municipal bond insurers was another key factor in the differentiation of municipal bond returns in the past year. As these once AAA-rated bond insurers have been downgraded (most to BBB or lower), municipal bonds backed by these insurers have experienced price declines – not because the quality of the underlying bond went down, but because of the real or perceived decrease in the value of the insurance coverage. The result has been a sharp widening of credit spreads between AAA-rated bonds and A-rated or BBB-rated issues with AAA-rated bond returns meaningfully exceeding, for example, BBB-rated bonds.

Our portfolio performed reasonably well in the past year considering the crosscurrents mentioned above. Our return lagged that of our primary benchmark, Barclays Capital 5-year Municipal Bond Index, principally due to our investments in 10-year and longer municipal bonds (non-existent in the Barclays Capital index). As a reminder, our investment objective is not to mimic any particular index as we construct our portfolio. Our goal is to invest in a portfolio of bonds of varying maturities that we believe represent attractive risk and tax-adjusted opportunities. Our primary benchmark, on the other hand, is a static index of 4- to 6-year bonds.

Turning to portfolio metrics, over the past year the average duration of our Fund has increased to 4.1 years from 3.5 years and the average maturity has risen to 8.1 from 7.6 years. Most of this change occurred as we took advantage of longer-term municipal bond weakness to lock in attractive opportunities, both in absolute yield and especially compared to U.S. Treasuries. As of this writing, municipal bonds continue to yield more than comparable U.S. Treasury bonds despite their tax advantages (municipal bonds are generally exempt from Federal taxes), an apparent disconnect we’ve highlighted in previous quarterly discussions. And while municipal bond yields as a percentage of Treasury yields (particularly longer-term) are down sharply from record levels that occurred in December 2008, they remain far above levels that generally prevailed prior to 2008.

The asset quality of our portfolio remains high, with a weighted average credit score, or rating, of AA-. As a result, we believe any price declines should be recovered at maturity if not before, especially should the historical relationship between municipal and U.S. Treasury bonds reassert itself. Additionally, our current cash and other short-term investments position our Fund well to take advantage of further opportunities in the municipal bond market.

	Total Return*	Average Annual Total Returns*

	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year

Nebraska Tax-Free Income Fund**	3.6%	3.6%	3.1%	4.0%	4.7%	5.2%
Barclays Capital 5-Year Municipal Bond Index#	6.0	5.5	3.8	4.7	5.2	5.9

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.80% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends and/or income.

**

Performance of the Nebraska Tax-Free Income Fund (the “Fund”) is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (the “Partnership”). As of December 29, 2006, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

#	Index performance is hypothetical and is for illustrative purposes only.

FUND PERFORMANCE — NEBRASKA TAX-FREE INCOME FUND

(Unaudited)

The following table summarizes performance information for the Nebraska Tax-Free Income Fund (“NE Tax-Free”) and its predecessor, Weitz Income Partners Limited Partnership (the “Partnership”).

Period Ended	NE Tax-Free	Barclays 5 Yr	Difference NE Tax-Free - Barclays 5 Yr

Dec. 31, 1999	-1.2%	0.7%	-1.9%
Dec. 31, 2000	9.9	7.7	2.2
Dec. 31, 2001	3.9	6.2	-2.3
Dec. 31, 2002	8.0	9.3	-1.3
Dec. 31, 2003	4.3	4.1	0.2
Dec. 31, 2004	3.4	2.7	0.7
Dec. 31, 2005	2.2	0.9	1.3
Dec. 31, 2006	3.3	3.3	0.0
Dec. 31, 2007	3.6	5.2	–1.6
Dec. 31, 2008	1.2	5.8	–4.6
Mar. 31, 2009 (3 months)	2.8	2.2	0.6

10-Year Cumulative Return ended Mar. 31, 2009	47.9	58.1	–10.2
10-Year Average Annual Compound Return ended Mar. 31, 2009	4.0	4.7	–0.7

This chart depicts the change in the value of a $10,000 investment in the Fund for the period March 31, 1999, through March 31, 2009 as compared with the growth of the Barclays Capital 5 Year Municipal Bond Index (“Barclays 5 Yr”) during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of NE Tax-Free for the one, five and ten year periods ended March 31, 2009 was 3.6%, 3.1% and 4.0%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 0.80% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in NE Tax-Free will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of NE Tax-Free is measured from October 1, 1985, the inception of the Partnership. As of December 29, 2006, NE Tax-Free succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of NE Tax-Free are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Co. The performance information includes performance for the period before NE Tax-Free became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

PORTFOLIO PROFILE — NEBRASKA TAX-FREE INCOME FUND

(Unaudited)

State Breakdown

Nebraska	81.9%
Illinois	4.0
Washington	1.7
Commonwealth of Puerto Rico	1.6
District of Columbia	1.5
Missouri	1.2
Alaska	0.8
Texas	0.5
Minnesota	0.1
Short-Term Securities/Other	6.7

100.0%

Sector Breakdown

Power	20.4%
Hospital	16.1
Higher Education	13.6
Water/Sewer	9.7
General	5.8
Airport/Transportation	1.8
Housing	1.7

Total Revenue	69.1

City/Subdivision	8.1
School District	7.9
State/Commonwealth	4.1
County	1.7

Total General Obligation	21.8

Escrow/Pre-Refunded	2.4
Short-Term Securities/Other	6.7

100.0%

Financial Attributes

Average Maturity	8.1 years
Average Duration	4.1 years
Average Coupon	4.5%
Average Rating	AA-
30-Day SEC Yield at 3-31-09	3.1%
Income from municipals exempt from federal and Nebraska income taxes	Over 83%
Income subject to alternative minimum tax	Less than 6%

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities
March 31, 2009

	Principal amount	Value

MUNICIPAL BONDS — 93.3%

Alaska — 0.8%
University of Alaska, University Revenue, Series J, FSA Insured,
5.0%, 10/01/17	$500,000	$501,420

District of Columbia — 1.5%
Metropolitan Washington D.C., Airports Authority, Revenue, Refunding,
Series 1999A, AMT, 5.25%, 10/01/16	900,000	909,585

Illinois — 4.0%
Cook County, General Obligation, Refunding, Series A, 5.0%, 11/15/16	1,000,000	1,012,440
Illinois Finance Authority, Revenue, Series 2009A, Northwestern
Memorial Hospital, 5.0%, 8/15/17	245,000	256,062
Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity, 6.75%, 4/15/12	155,000	164,728
Illinois State, General Obligation, FGIC Insured, 5.0%, 3/01/19	500,000	506,185
Illinois State, Sales Tax Revenue, Series Z, 5.0%, 6/15/19	500,000	508,020

		2,447,435
Minnesota — 0.1%
Minnesota State Housing Financial Agency, Single Family Mortgage,
Series D, 6.0%, 1/01/16	25,000	25,042

Missouri — 1.2%
Joplin, Industrial Development Authority, Revenue, Series A,
Catholic Health Initiatives, 5.125%, 12/01/15	750,000	754,087

Nebraska — 81.9%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	246,755
4.4%, 12/15/17	250,000	246,185
5.3%, 12/15/18	700,000	697,004
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series A, 4.5%, 6/15/12	500,000	505,595
Series B, 4.65%, 6/15/12	500,000	504,345
Douglas County, Educational Facility Revenue, Series A, Creighton
University Project, FGIC Insured, 3.5%, 9/01/12	255,000	261,780
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured, 5.125%, 9/01/17	250,000	234,862
Quality Living Inc. Project, 4.7%, 10/01/17	255,000	189,572

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 81.9% (continued)
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, 4.75%, 9/01/28	$500,000	$439,020
Children’s Hospital Obligated Group, 5.25%, 8/15/20	1,000,000	989,820
Children’s Hospital Obligated Group, 5.5%, 8/15/21	1,000,000	999,220
Lakeside Village Project, 5.125%, 12/15/22	500,000	428,115
Nebraska Medical Center Project, 5.0%, 11/15/14	380,000	388,246
Nebraska Medical Center Project, 5.0%, 11/15/15	295,000	297,929
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System, 5.5%, 11/01/18	500,000	494,120
Douglas County, Millard School District #17, Refunding,
FSA Insured, 4.0%, 11/15/13	500,000	538,215
MBIA Insured, 4.3%, 11/15/14	500,000	501,400
4.0%, 6/15/17	750,000	778,950
4.75%, 6/15/17	490,000	490,759
Douglas County, Ralston Public School District #54, FSA Insured,
5.125%, 12/15/21	500,000	523,435
5.2%, 12/15/26	500,000	507,500
Douglas County, Sanitary & Improvement District #206,
Eldorado/Farmington, 5.75%, 12/01/14	195,000	191,297
Douglas County, Zoo Facility Revenue, Refunding, Omaha’s
Henry Doorly Zoo Project,
4.2%, 9/01/16	600,000	592,086
4.75%, 9/01/17	200,000	202,508
Gage County, Hospital Authority #1, Revenue, Beatrice Community
Hospital & Health Project, 5.35%, 5/01/19	500,000	499,965
Grand Island, Electric Revenue, MBIA Insured,
5.0%, 8/15/14	500,000	528,560
5.125%, 8/15/16	500,000	529,915
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC
Insured, 4.1%, 9/01/14	480,000	486,528
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured,
3.3%, 4/01/13	870,000	894,656
3.45%, 4/01/14	650,000	664,976
Hastings, Electric System Revenue, Refunding, FSA Insured, 5.0%, 1/01/19	750,000	778,365
Lancaster County, Hospital Authority #1, Revenue, Refunding, Bryan LGH
Medical Center,
4.0%, 6/01/10	380,000	384,416
Series A, 5.0%, 6/01/16	500,000	506,790
Series A, 5.0%, 6/01/17	500,000	504,305
Series B-2, LOC - U.S. Bank, 0.5%, 6/01/31 (Variable Rate Demand Note)	250,000	250,000
Lincoln, Airport Authority Revenue, Refunding, 5.2%, 7/01/19	200,000	200,096

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 81.9% (continued)
Lincoln, Electric System Revenue, Refunding,
5.0%, 9/01/10	$500,000	$529,025
5.0%, 9/01/18	1,000,000	1,085,850
Lincoln, General Obligation, Highway Allocation Fund, 4.0%, 5/15/23	1,000,000	1,006,440
Lincoln, Parking Revenue, Refunding, Series A, 5.375%, 8/15/14	250,000	253,390
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured, 5.0%, 6/15/16	885,000	952,879
Lincoln, Water Revenue, 5.0%, 8/15/22	800,000	828,288
Municipal Energy Agency of Nebraska, Power Supply System Revenue,
Refunding, Series A, BHAC Insured, 5.0%, 4/1/20	500,000	548,225
NEBHELP, Inc., Revenue, Series A-5A, AMT, 6.2%, 6/01/13	325,000	334,435
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project, 5.05%, 12/01/23	500,000	460,470
Nebraska Wesleyan University Project, Radian Insured,
5.15%, 4/01/22	1,000,000	852,910
Nebraska Educational Telecommunications Commission,
Revenue, DTV Project, 6.0%, 2/01/10	310,000	320,215
Nebraska Investment Financial Authority, Revenue, Series A,
Drinking Water State Revolving Fund, 5.15%, 1/01/16	200,000	200,520
Nebraska Investment Financial Authority, Health Facility Revenue,
Hospital Revenue, Great Plains Regional Medical Center
Project, Radian Insured, 5.0%, 11/15/14	250,000	254,780
Hospital Revenue, Great Plains Regional Medical Center
Project, Radian Insured, 5.45%, 11/15/17	455,000	456,433
Nebraska Investment Financial Authority, Single Family
Housing Revenue, Series C, AMT
4.05%, 3/01/12	280,000	282,719
4.05%, 9/01/12	335,000	337,566
4.125%, 3/01/13	370,000	372,279
Nebraska Public Power District, Revenue,
Series B, 5.0%, 1/01/15	885,000	954,986
Series B-2, 5.0%, 1/01/16	1,000,000	1,069,400
Series B, 5.0%, 1/01/21	1,000,000	1,023,000
Nebraska State Colleges Facility Corp., Deferred Maintenance
Revenue, MBIA Insured,
4.25%, 7/15/15	405,000	424,116
5.0%, 7/15/16	200,000	216,414
4.0%, 7/15/17	200,000	201,704
Nebraska Utilities Corp., Revenue, University of Nebraska
Lincoln Project, 5.25%, 1/01/19	750,000	791,550
Omaha, Douglas County, General Obligation, Public Building
Commission, 5.1%, 5/01/20	750,000	782,490

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 81.9% (continued)
Omaha, General Obligation, Refunding,
3.75%, 6/01/14	$1,000,000	$1,077,670
5.25%, 10/15/19	250,000	288,705
Omaha, Public Facilities Corp., Lease Revenue, Series C, Rosenblatt Stadium Project,
3.9%, 10/15/17	235,000	249,615
3.95%, 10/15/18	240,000	252,348
Omaha Public Power District, Electric Revenue,
Series A, 4.3%, 2/01/12, Pre-Refunded 2/01/10 @ 100	500,000	515,805
Series A, 5.0%, 2/01/17, Pre-Refunded 2/01/10 @ 100	400,000	414,968
Series A, Escrowed to Maturity, 7.625%, 2/01/12	320,000	353,773
Series A, 4.25%, 2/01/18	900,000	923,076
Series A, 4.1%, 2/01/19	1,000,000	1,022,300
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	935,220
Series C, 5.5%, 2/01/14	280,000	311,399
Omaha, Sanitary Sewer Revenue, MBIA Insured,
4.0%, 11/15/12	520,000	564,278
4.0%, 11/15/14	250,000	271,093
Papillion-La Vista, Sarpy County School District #27, General Obligation,
Refunding, Series 2009A, 3.15%, 12/01/17	930,000	918,217
Series 2009, 5.0%, 12/01/28	500,000	501,105
Papillion, General Obligation, Bond Anticipation Notes,
Series A, 3.7%, 6/01/09	700,000	701,568
Papillion, Water Revenue System, Bond Anticipation Notes,
Series C, 3.0%, 6/15/11	500,000	504,740
Platte County, Hospital Authority #1, Revenue, Columbus
Community Hospital Project, Radian Insured, 5.9%, 5/01/15	250,000	251,428
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A, AMBAC Insured, 5.0%, 1/01/18	750,000	795,405
Sarpy County, General Obligation, Sanitary & Improvement
District #111, Stoneybrook, 5.9%, 3/15/13	300,000	300,516
Sarpy County, General Obligation, Sanitary & Improvement
District #112, Leawood Oaks III, 6.2%, 2/15/14	105,000	105,174
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured, 4.625%, 9/15/21	1,000,000	1,020,000
University of Nebraska, Facilities Corp., Lease Rental Revenue,
UNMC Sorell Center Project, 4.0%, 4/15/11	1,000,000	1,057,970
University of Nebraska, University Revenue,
Lincoln Student Fees and Facilities, 4.6%, 7/01/17	570,000	595,502
Omaha Health & Recreation Project, 4.05%, 5/15/19	390,000	399,773

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Nebraska — 81.9% (continued)
Omaha Health & Recreation Project, 5.0%, 5/15/33	$700,000	$691,264
Omaha Student Facilities Project, 4.5%, 5/15/16	565,000	615,375
Omaha Student Facilities Project, 5.0%, 5/15/27	800,000	809,544
Refunding, Lincoln Parking Project, 4.0%, 6/01/17	1,070,000	1,125,854

		49,591,059
Puerto Rico — 1.6%
Commonwealth,
General Obligation, Refunding, FGIC Insured, 5.5%, 7/01/11	990,000	983,308

Texas — 0.5%
San Antonio, Electric & Gas Revenue, Series A, 5.0%, 2/01/18	325,000	329,082

Washington — 1.7%
Washington State, General Obligation, Variable Purpose,
Series B, 5.0%, 1/01/19	1,000,000	1,002,580

Total Municipal Bonds (Cost $56,043,100)		56,543,598

SHORT-TERM SECURITIES — 8.4%

Wells Fargo National Advantage Tax-Free Money Market Fund – Institutional Class 0.63%(a) (Cost $5,098,714)	5,098,714	5,098,714

Total Investments in Securities (Cost $61,141,814)		61,642,312
Other Liabilities in Excess of Other Assets — (1.7%)		(1,054,884)

Net Assets — 100.0%		$60,587,428

Net Asset Value Per Share		$9.94

(a)	Rate presented represents the annualized 7-day yield at March 31, 2009.

The accompanying notes form an integral part of these financial statements.

(This page has been left blank intentionally.)

MANAGEMENT DISCUSSION & ANALYSIS — SHORT-INTERMEDIATE INCOME FUND

Portfolio Manager: Thomas D. Carney

The Short-Intermediate Income Fund returned +2.1% in the first quarter, compared to a -0.1% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. For the fiscal year ended March 31, 2009, the Short-Intermediate Income Fund’s total return was +2.1%, compared to a +2.0% return for the BCIGC. The table at the conclusion of this discussion shows returns for our Fund (after deducting fees and expenses) over various holding periods and returns for three Barclays Capital U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) for comparison purposes.

Fiscal 2009 Review

The past year witnessed some of the widest range of returns on record for fixed-income investors as the ongoing credit crisis resulted in a dramatic re-pricing of risk among all asset classes. A broad index of U.S. Treasury bonds composed by Merrill Lynch returned +7.6% in the past year while a similarly broad corporate bond index declined -8.1%. High yield bonds performed even more poorly, returning -20.3% according to Merrill Lynch global bond indices.

Our portfolio performed reasonably well in the past year, slightly exceeding the BCGIC. Compared to a year ago, the average maturity of our Fund has increased to 3.3 from 3.0 years. The duration has increased to 1.8 from 1.7 years, and the average coupon has risen to 4.8% from 4.2%. The overall credit quality of our portfolio remains high with approximately 61% of the portfolio invested in AAA-rated securities, U.S. Treasury, U.S. government agency-guaranteed Mortgage-Backed Securities (MBS) and cash.

U.S. Treasury bonds continue to represent a declining portion of Fund assets, approximately 1% from 6% a year ago. This segment has added materially to our performance in the past few years. Repeating what we said in our last quarterly report, we believe U.S. Treasury bonds no longer provide sufficient return prospects given the potential inflationary implications of the government’s massive stimulus actions. We, therefore, believe it is prudent to have an all-time low exposure to Treasuries. Our current, and only, Treasury bond exposure is in inflation-protected securities (TIPS) that may benefit if and when the government’s ‘kitchen sink’ reflationary policy efforts begin to take hold. Warren Buffett may have said it best, as he often does, when speaking about fixed-income investing in the Berkshire Hathaway 2008 annual report – “When the financial history of this decade is written, it will surely speak of the Internet bubble of the late 1990s and the housing bubble of the early 2000s. But the U.S. Treasury bond bubble of late 2008 may be regarded as almost equally extraordinary.”

Mortgage-Backed Securities (MBS) exposure declined to approximately 39% of Fund net assets from 49% a year ago. Our mortgage investments are concentrated in seasoned (mortgages issued in 2005 or earlier) Fannie Mae and Freddie Mac MBS, currently 35% of Fund net assets. This segment contributed to our results in the past fiscal year, particularly in the last two quarters. These securities performed well after the government’s decision to place Fannie Mae and Freddie Mac in conservatorship and were given an added boost when the Federal Reserve announced its intention to purchase MBS of these agencies directly with the hope of lowering mortgage rates for homeowners. This has resulted in increased prepayment rates for our MBS investments. At present, these prepayments have been manageable and have allowed us to reinvest assets in other areas, particularly corporate bonds.

Corporate bonds, after many years of small exposure in our Fund, have increased to approximately 35% of Fund net assets from less than 5% a year ago. This segment detracted from Fund performance early in the past fiscal year as most of our investments declined in value. It became a contributor to results in the past quarter as some of the investments we made in the past few months rose in value. We have written in the past about our historical rationale for a low corporate bond weighting – namely, the lack of compensation (i.e. incremental yield over U.S. Treasury bonds) for taking on the added credit risk. However, the dramatic re-pricing of credit risk in the past few years has allowed us to invest on much more favorable terms than have been available in some time. The following chart, compliments of Bianco Research L.L.C. in Chicago, may help to put this risk re-pricing in perspective. Not since the

Great Depression have spreads been as wide as they became (and remain) in the past year. Once again, Warren Buffett in Berkshire Hathaway’s 2008 annual letter – “The investment world has gone from underpricing risk to overpricing it.” We tend to agree and have therefore acted accordingly.

Source: Bianco Research L.L.C.

Corporate bond defaults are likely to increase significantly, so security selection is critical. Our investments to date have focused in three broad categories. The first and largest includes good-grade companies with low leverage that generate sizable and recurring free cash flow. Examples include AT&T, Time Warner Cable, Comcast Corporation, and WellPoint. We were able to purchase these 3-6 year bonds with high single-digit expected yields to maturity. The second category includes companies that may be experiencing near-term pressure on their business but possess sizable asset value and earnings potential when conditions improve. Examples include Mohawk, Martin Marietta Materials and Host Hotels with expected double-digit returns. Finally, the smallest portion has included non-investment or ‘high yield’ bonds with equity-like risk profiles and expected returns (Level 3 Financing, Texas Industries and Liberty Media LLC).

As of this writing, credit conditions appear to have improved somewhat but remain at levels that appear to provide us with attractive investment opportunities. We remain well positioned to continue taking advantage of these opportunities in the marketplace.

Fund Strategy Review

Our investment approach consists primarily of investing in a portfolio of mostly high quality, short-to-intermediate-term bonds where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. We do not try to mimic any particular index as we construct our portfolio. We select assets for our portfolio one security at a time based on our view of opportunities in the marketplace. Our corporate bond research is supplemented by credit work we do on companies and industries in the course of our equity analysis.

Over the years, our portfolio has often been constructed with a shorter average life (i.e. duration) and higher quality than the BCIGC. We chose this benchmark to highlight that we could periodically invest longer term and/or lower quality when conditions warranted. The effect over time of our portfolio construction (typically shorter average life) has been a penalty when interest rates fall but a boost to performance when rates rise.

For a small portion of our portfolio (currently about 9% but never larger than 15%), we may also invest in other fixed-income related investments that have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high dividend paying common stock). These types of investments have generally enhanced our Fund’s historical returns.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize our investment (or reinvestment) yield and avoid making interest rate “bets,” particularly ones that depend on interest rates going down. We are willing to trade some upside in a rapidly falling interest-rate environment in exchange for enhanced capital preservation.

Outlook

While disinflation or pockets of deflation may be the near-term direction for the economy, we remain wary of the longer-term inflationary implications of the enormous deficit spending to combat the credit crisis. For the time being, we expect to maintain our shorter duration compared to that of our Fund’s primary benchmark (1.8 versus 3.9 years for the BCIGC at fiscal year-end) while we continue searching for qualifying investments with favorable terms for investors.

	Total Return*	Average Annual Total Returns*

	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year

Short-Intermediate Income Fund	2.1%	4.9%	3.4%	4.7%	5.5%	6.1%
Barclays Capital Indexes
Intermediate U.S. Government/Credit#	2.0	5.6	3.7	5.4	6.0	6.9
1-5 Year U.S. Government/Credit#	2.7	5.7	3.7	5.1	5.6	6.5
1-3 Year U.S. Government/Credit#	2.8	5.4	3.7	4.8	5.3	6.1

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.71% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends.

#	Index performance is hypothetical and is for illustrative purposes only.

FUND PERFORMANCE — SHORT-INTERMEDIATE INCOME FUND

(Unaudited)

The chart below depicts the change in the value of a $10,000 investment for the period March 31, 1999, through March 31, 2009 for the Short-Intermediate Income Fund as compared with the growth of the Barclays Capital Intermediate U.S. Government/Credit Index during the same period. The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years. Index performance is hypothetical and is shown for illustrative purposes only. A $10,000 investment in the Short-Intermediate Income Fund on March 31, 1999 would have been valued at $15,874 on March 31, 2009.

	Total Return	Average Annual Total Returns

	1 Year	5 Year	10 Year

Short-Intermediate Income Fund	2.1%	3.4%	4.7%
Barclays Capital Intermediate U.S. Government/Credit Index	2.0	3.7	5.4

These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 0.71% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — SHORT-INTERMEDIATE INCOME FUND

(Unaudited)

Credit Quality Ratings

U.S. Treasury	1.1%
U.S. Government Agency Mortgage Related Securities	34.7
Aaa/AAA	12.9
Aa/AA	4.5
A/A	10.8
Baa/BBB	11.8
Ba/BB	5.0
B/B, below, and non-rated	7.0
Short-Term Securities/Other	12.2

100.0%

Sector Breakdown

Corporate Bonds	34.9%
Mortgage-Backed Securities	32.6
Short-Term Securities/Other	12.2
Mortgage Pass-Through Securities	6.3
Government Agency	6.3
Taxable Municipal Bonds	4.8
Common Stocks	1.8
U.S. Treasury	1.1

100.0%

Financial Attributes

Average Maturity	3.3 years
Average Duration	1.8 years
Average Coupon	4.8%
Average Rating	AA-
30-Day SEC Yield at 3-31-09	4.7%

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities
March 31, 2009

	Principal amount	Value

CORPORATE BONDS — 34.9%

Liberty Media Corp. 7.875% 7/15/09	$500,000	$482,674
WellPoint, Inc. 4.25% 12/15/09	1,124,000	1,129,689
Wells Fargo & Co. 3.98% 10/29/10	1,750,000	1,679,449
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	380,525
Mohawk Industries, Inc. 6.25% 1/15/11	3,695,000	3,317,715
WellPoint, Inc. 5.0% 1/15/11	1,000,000	1,003,297
AT&T Corp. 7.3% 11/15/11	2,000,000	2,150,300
Bear Stearns Co., Inc. (JP Morgan) 5.35% 2/01/12	2,000,000	1,980,342
Time Warner Cable, Inc. 6.875% 5/01/12	2,189,000	2,229,494
Time Warner Cable, Inc. 5.4% 7/02/12	2,000,000	1,933,304
Comcast Corp. 10.625% 7/15/12	2,000,000	2,202,650
American Express Centurion Bank 5.55% 10/17/12	2,000,000	1,781,394
American Express FSB Bank 5.55% 10/17/12	1,000,000	890,697
Wells Fargo & Co. 4.375% 1/31/13	4,000,000	3,731,416
Markel Corp. 6.8% 2/15/13	3,775,000	3,748,998
JP Morgan Chase & Co. 4.75% 5/01/13	1,900,000	1,843,386
Berkshire Hathaway Finance Corp. 4.6% 5/15/13	3,000,000	3,044,271
Liberty Media LLC 5.7% 5/15/13	3,240,000	2,421,394
Texas Industries, Inc. 7.25% 7/15/13(c)	1,250,000	950,000
American Express Credit Corp. 7.3% 8/20/13	3,260,000	3,028,859
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	1,015,229
XTO Energy, Inc. 5.75% 12/15/13	2,250,000	2,276,984
WellPoint, Inc. 6.0% 2/15/14	2,000,000	2,003,512
Time Warner Cable, Inc. 7.5% 4/01/14	1,700,000	1,735,086
Host Hotels & Resorts LP 6.875% 11/01/14	2,500,000	1,937,500
Level 3 Financing, Inc. 9.25% 11/01/14	2,000,000	1,390,000
Berkshire Hathaway Finance Corp. 4.85% 1/15/15	1,500,000	1,516,485
Comcast Corp. 6.5% 1/15/15	2,081,000	2,071,746
Willis Group Holdings Ltd. 5.625% 7/15/15	2,000,000	1,447,734
Harrah’s Operating Co., Inc. 10.0% 12/15/15(c)	375,000	118,125
Goldman Sachs Group, Inc. 5.35% 1/15/16	3,000,000	2,662,461
Comcast Corp. 4.95% 6/15/16	675,000	613,322
USG Corp. 6.3% 11/15/16	3,000,000	1,665,000
Willis Group Holdings Ltd. 6.2% 3/28/17	1,427,000	1,001,647
Martin Marietta Materials, Inc. 6.6% 4/15/18	2,600,000	2,162,384

Total Corporate Bonds (Cost $64,332,777)		63,547,069

The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

MORTGAGE-BACKED SECURITIES — 32.6%(b)

Federal Home Loan Mortgage Corporation — 17.4%

2878 CL TB — 5.5% 2024 (0.2 years)	$655,855	$658,977
2921 CL A — 5.5% 2018 (0.5 years)	1,629,603	1,646,266
2665 CL WY — 4.5% 2027 (0.5 years)	3,158,310	3,172,649
2548 CL HB — 4.5% 2010 (0.6 years)	4,250,000	4,306,893
2692 CL QT — 4.5% 2018 (0.8 years)	1,680,035	1,703,213
3200 CL AD — 5.5% 2029 (0.8 years)	2,950,418	2,998,123
2743 CL HC — 4.5% 2015 (0.9 years)	3,000,000	3,055,000
2765 CL JN — 4.0% 2019 (0.9 years)	1,033,086	1,046,050
R009 CL AJ — 5.75% 2018 (1.0 years)	1,555,806	1,592,781
2975 CL OD — 5.5% 2027 (1.0 years)	2,700,000	2,770,828
R011 CL AB — 5.5% 2020 (1.2 years)	2,249,706	2,304,123
2831 CL AB — 5.0% 2018 (1.7 years)	1,056,132	1,092,339
2627 CL LE — 3.0% 2017 (2.1 years)	1,235,337	1,239,491
2999 CL NB — 4.5% 2017 (2.2 years)	4,000,000	4,146,177

		31,732,910

Federal National Mortgage Association — 11.0%

2003-81 CL NX — 3.5% 2013 (0.0 years)	36,232	36,186
2003-87 CL TE — 4.0% 2013 (0.0 years)	89,409	89,317
2002-74 CL TC — 5.0% 2015 (0.0 years)	7,720	7,710
2003-20 CL QC — 5.0% 2027 (0.2 years)	477,533	480,835
2002-74 CL TD — 5.0% 2015 (0.5 years)	4,000,000	4,034,390
2003-113 CL PC — 4.0% 2015 (0.7 years)	858,007	866,681
2005-59 CL PB — 5.5% 2028 (1.1 years)	2,000,000	2,053,063
2004-81 CL KC — 4.5% 2017 (1.3 years)	3,000,000	3,079,368
2003-16 CL PD — 5.0% 2016 (1.7 years)	1,000,000	1,037,236
2003-43 CL EX — 4.5% 2017 (1.8 years)	652,532	672,053
2003-39 CL LC — 5.0% 2022 (1.9 years)	987,499	1,023,997
2003-27 CL DW — 4.5% 2017 (2.0 years)	1,000,000	1,033,769
2006-78 CL AV — 6.5% 2017 (2.0 years)	1,924,155	2,025,495
2003-92 CL PD — 4.5% 2017 (2.4 years)	2,500,000	2,600,191
2003-9 CL DB — 5.0% 2018 (4.3 years)	1,000,000	1,058,095

		20,098,386

Other — 4.2%

GNR 2004-80 CL GC — 5.0% 2031 (1.3 years)	3,000,000	3,089,316
CDMC 2003-7P CL A4 — 3.38% 2017 (Adjustable Rate) (2.2 years)(c)	2,223,127	2,027,150
CMSI 2003-11 CL 2A1 — 5.5% 2033 (3.2 years)	1,256,399	1,163,310
WAMU 2003-S7 CL A1 — 4.5% 2018 (3.5 years)	978,798	969,502

The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Other — 4.2% (continued)

Chase 2004-S1 CL A6 — 4.5% 2019 (4.8 years)	$386,689	$345,739

		7,595,017

Total Mortgage-Backed Securities (Cost $58,139,343)		59,426,313

MORTGAGE PASS-THROUGH SECURITIES — 6.3%(b)

Federal National Mortgage Association — 5.7%

256982 — 6.0% 2017 (1.3 years)	1,098,470	1,148,459
254863 — 4.0% 2013 (1.8 years)	393,204	400,717
255291 — 4.5% 2014 (2.1 years)	545,083	560,080
888439 — 5.5% 2022 (2.2 years)	2,666,350	2,784,864
251787 — 6.5% 2018 (2.6 years)	29,850	31,793
888595 — 5.0% 2022 (2.6 years)	2,966,080	3,083,580
254907 — 5.0% 2018 (2.6 years)	1,075,437	1,124,089
357985 — 4.5% 2020 (3.0 years)	1,301,043	1,344,655

		10,478,237

Federal Home Loan Mortgage Corporation — 0.6%

18190 — 5.5% 2022 (1.7 years)	675,256	704,915
1386 — 5.0% 2018 (2.6 years)	339,865	353,548

		1,058,463

Total Mortgage Pass-Through Securities (Cost $11,066,237)		11,536,700

TAXABLE MUNICIPAL BONDS — 4.8%

Topeka, Kansas 4.5% 8/15/09	1,135,000	1,146,327
Stratford, Connecticut 6.55% 2/15/13	500,000	520,825
University of California 4.85% 5/15/13	990,000	1,044,678
Nebraska Public Power District 5.14% 1/01/14	1,000,000	1,043,050
Los Angeles, CA Cmty Dev 6.0% 9/01/14	2,275,000	2,400,307
Los Angeles, CA Cmty Dev 6.0% 9/01/15	1,220,000	1,273,924
Iowa State University Revenue 5.8% 7/01/22	1,335,000	1,248,198

Total Taxable Municipal Bonds (Cost $8,546,920)		8,677,309

The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

U.S. TREASURY AND GOVERNMENT AGENCY — 7.4%

U.S. Treasury — 1.1%

U.S. Treasury Inflation-Indexed Note 1.375% 7/15/18	$1,958,020	$1,946,393

Government Agency — 6.3%

Freddie Mac 3.25% 7/09/09	1,000,000	1,006,983
Federal Home Loan Banks 4.16% 12/08/09	900,000	919,920
Fannie Mae 4.125% 4/28/10	2,000,000	2,063,844
Freddie Mac 4.125% 6/16/10	1,000,000	1,035,492
Freddie Mac 5.50% 9/15/11	1,000,000	1,093,342
Federal Home Loan Banks 5.2% 5/21/12	2,000,000	2,011,244
Freddie Mac 5.0% 11/13/14	3,000,000	3,359,706

		11,490,531

Total U.S. Treasury and Government Agency (Cost $12,645,042)		13,436,924

COMMON STOCKS — 1.8%

Redwood Trust, Inc.	214,265	3,288,968
Newcastle Investment Corp.	45,000	29,250

Total Common Stocks (Cost $4,486,198)		3,318,218

SHORT-TERM SECURITIES — 11.2%

Wells Fargo Advantage Government Money Market Fund-Institutional Class 0.24%(a) (Cost $20,341,386)	20,341,386	20,341,386

Total Investments in Securities (Cost $179,557,903)		180,283,919
Other Assets Less Other Liabilities — 1.0%		1,732,530

Net Assets — 100%		$182,016,449

Net Asset Value Per Share		$11.42

(a)	Rate presented represents the annualized 7-day yield at March 31, 2009.
(b)	Number of years indicated represents estimated average life of mortgage-backed securities.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.

(This page has been left blank intentionally.)

MANAGEMENT DISCUSSION & ANALYSIS — GOVERNMENT MONEY MARKET FUND

Portfolio Manager: Thomas D. Carney

The Government Money Market Fund closed the first quarter with a 7-day effective yield of 0.22%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

In the past year, our Fund’s 7-day effective yield has declined by approximately 2%, nearly coinciding with the year-over-year decline in the Fed Funds rate (the overnight lending rate between banks controlled by the Federal Reserve). Most of this decline occurred in December 2008, as the Fed moved short-term interest rates to an unprecedented range of zero to 0.25% and announced that short rates would remain “unusually low for some time.” So far in 2009, the Fed has reaffirmed this near-zero target for the Fed Funds rate. The implication for our Fund, and all money market fund investors, has been a continued decline in investment yield as maturing securities are reinvested in a much lower return environment.

As we have mentioned in previous letters, the Fed Funds rate exerts an effect similar to a gravitational pull on the investment universe for our Fund. The past year has been no exception. Since we invest in ultra high-quality short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than ninety days, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments.

Absent a meaningful improvement in the economy, it seems likely that the Fed will keep short-term interest rates “unusually low” for the remainder of 2009 and possibly beyond. We will continue to seek opportunities to add incremental return to our Fund’s yield while maintaining our focus on high credit quality.

Despite today’s low yield environment, our Fund remains a sensible option for those investors whose primary objective is the maintenance of liquidity and the preservation of capital.

PORTFOLIO PROFILE — GOVERNMENT MONEY MARKET FUND

(Unaudited)

Sector Breakdown

U.S. Treasury	41.9%
Government Agency	32.6
Government Money Market Fund	25.5

100.0%

GOVERNMENT MONEY MARKET FUND

Schedule of Investments in Securities
March 31, 2009

	Principal amount or shares	Value

U.S. TREASURY AND GOVERNMENT AGENCY — 74.5†

U.S. Treasury — 41.9%

U.S. Treasury Bill 0.31% 5/14/09	$25,000,000	$24,990,892
U.S. Treasury Bill 0.32% 8/06/09	20,000,000	19,977,775

		44,968,667

Government Agency — 32.6%

Fannie Mae Discount Note 0.4% 5/20/09	15,000,000	14,991,017
Freddie Mac Discount Note 0.36% 6/30/09	20,000,000	19,982,500

Total Government Agency		34,973,517
Total U.S. Treasury and Government Agency		79,942,184

SHORT-TERM SECURITIES — 25.5%

Wells Fargo Advantage 100% Treasury Money Market Fund -Service Class 0.01%(a)	35,663	35,663
Wells Fargo Advantage Government Money Market Fund-Institutional Class 0.24%(a)	27,364,123	27,364,123

Total Short-Term Securities		27,399,786

Total Investments in Securities (Cost $107,341,970)		107,341,970
Other Assets Less Other Liabilities — 0.0%		42,127

Net Assets — 100%		$107,384,097

Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2009.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Statements of Assets and Liabilities
March 31, 2009

	Value	Partners Value	Hickory

Assets:
Investments in securities at value:
Unaffiliated issuers*	$714,930,884	$428,577,832	$133,423,974
Non-controlled affiliates*	48,352,500	4,095,756	—

	763,283,384	432,673,588	133,423,974
Accrued interest and dividends receivable	1,220,165	634,383	212,918
Due from broker	—	—	—
Receivable for securities sold	1,317,803	1,131,882	510,605
Receivable for fund shares sold	148,561	175,424	1,450

Total assets	765,969,913	434,615,277	134,148,947

Liabilities:
Due to adviser	978,918	537,720	181,991
Options written, at value†	118,125	12,500	—
Payable for securities purchased	2,272,380	2,731,420	—
Payable for fund shares redeemed	507,354	262,448	154,184
Securities sold short#	—	—	—
Other	—	—	—

Total liabilities	3,876,777	3,544,088	336,175

Net assets applicable to shares outstanding	$762,093,136	$431,071,189	$133,812,772

Composition of net assets:
Paid-in capital	$1,338,211,381	$833,431,142	$293,143,460
Accumulated undistributed net investment income	2,456,240	402,030	—
Accumulated net realized gain (loss)	(165,105,129)	(166,325,028)	(83,506,420)
Net unrealized appreciation (depreciation) of investments	(413,469,356)	(236,436,955)	(75,824,268)

Total net assets applicable to shares outstanding	$762,093,136	$431,071,189	$133,812,772

Net asset value, offering and redemption price per share of shares outstanding	$16.90	$11.77	$19.72

Total shares outstanding	45,083,328	36,623,072	6,786,288

(indefinite number of no par value shares authorized)

* Cost of investments in securities:
Unaffiliated issuers	$1,116,561,431	$666,488,778	$209,248,242
Non-controlled affiliates	62,781,209	2,919,438	—

	$1,179,342,640	$669,408,216	$209,248,242

† Premiums from options written	$2,708,025	$310,173	$—

# Proceeds from securities sold short	$—	$—	$—

The accompanying notes form an integral part of these financial statements.

	Partners III	Balanced	Nebraska Tax-Free Income	Short-Intermediate Income	Government Money Market

Assets:
Investments in securities at value:
Unaffiliated issuers*	$163,958,417	$51,971,948	$61,642,312	$180,283,919	$107,341,970
Non-controlled affiliates*	793,799	—	—	—	—

	164,752,216	51,971,948	61,642,312	180,283,919	107,341,970
Accrued interest and dividends receivable	336,177	238,969	692,962	1,758,572	7,273
Due from broker	18,717,937	—	—	—	—
Receivable for securities sold	493,900	—	—	—	—
Receivable for fund shares sold	95,627	13	240,000	1,559,089	58,208

Total assets	184,395,857	52,210,930	62,575,274	183,601,580	107,407,451

Liabilities:
Due to adviser	170,786	61,937	37,216	130,350	21,240
Options written, at value†	22,000	—	—	—	—
Payable for securities purchased	—	—	1,950,630	1,374,796	—
Payable for fund shares redeemed	—	—	—	79,985	—
Securities sold short#	29,292,900	—	—	—	—
Other	861	—	—	—	2,114

Total liabilities	29,486,547	61,937	1,987,846	1,585,131	23,354

Net assets applicable to shares outstanding	$154,909,310	$52,148,993	$60,587,428	$182,016,449	$107,384,097

Composition of net assets:
Paid-in capital	$232,258,871	$77,476,178	$60,119,688	$183,871,724	$107,309,425
Accumulated undistributed net investment income	—	173,247	32,281	117,818	—
Accumulated net realized gain (loss)	(35,263,085)	(11,815,447)	(65,039)	(2,699,109)	74,672
Net unrealized appreciation (depreciation) of investments	(42,086,476)	(13,684,985)	500,498	726,016	—

Total net assets applicable to shares outstanding	$154,909,310	$52,148,993	$60,587,428	$182,016,449	$107,384,097

Net asset value, offering and redemption price per share of shares outstanding	$6.26	$7.71	$9.94	$11.42	$1.00

Total shares outstanding	24,748,697	6,761,387	6,096,552	15,940,711	107,309,425

(indefinite number of no par value shares authorized)

* Cost of investments in securities:
Unaffiliated issuers	$231,284,859	$65,656,933	$61,141,814	$179,557,903	$107,341,970
Non-controlled affiliates	1,926,506	—	—	—	—

	$233,211,365	$65,656,933	$61,141,814	$179,557,903	$107,341,970

† Premiums from options written	$107,999	$—	$—	$—	$—

# Proceeds from securities sold short	$55,579,574	$—	$—	$—	$—

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Statements of Operations
Year Ended March 31, 2009

	Value	Partners Value	Hickory

Investment income:
Dividends:
Unaffiliated issuers	$9,996,922	$4,718,929	$1,785,997
Non-controlled affiliates	4,817,412	3,685,580	—

	14,814,334	8,404,509	1,785,997
Interest	2,387,916	1,632,217	349,978

Total investment income	17,202,250	10,036,726	2,135,975

Expenses:
Investment advisory fee	12,274,022	8,104,789	1,899,553
Administrative fee	1,308,654	891,731	271,207
Custodial fees	19,507	14,708	6,747
Dividend expense on securities sold short	—	—	—
Interest expense	—	—	—
Registration fees	48,165	43,631	24,234
Sub-transfer agent fees	359,397	130,506	107,189
Trustees fees	131,495	80,945	20,231
Other expenses	601,321	362,255	106,975

Total expenses	14,742,561	9,628,565	2,436,136
Less expenses reimbursed by investment adviser	—	—	—

Net expenses	14,742,561	9,628,565	2,436,136

Net investment income (loss)	2,459,689	408,161	(300,161)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	(156,102,746)	(77,883,139)	(29,107,791)
Non-controlled affiliates	(14,952,922)	(14,028,105)	—
Options written	6,628,523	746,026	544,873
Securities sold short	—	—	—

Net realized gain (loss)	(164,427,145)	(91,165,218)	(28,562,918)
Net unrealized appreciation (depreciation):
Unaffiliated issuers	(374,329,345)	(234,346,289)	(52,757,945)
Non-controlled affiliates	(28,226,815)	(19,689,082)	—
Options written	2,214,921	297,673	—
Securities sold short	—	—	—

Net unrealized appreciation (depreciation)	(400,341,239)	(253,737,698)	(52,757,945)

Net realized and unrealized gain (loss) on investments	(564,768,384)	(344,902,916)	(81,320,863)

Net increase (decrease) in net assets resulting from operations	$(562,308,695)	$(344,494,755)	$(81,621,024)

The accompanying notes form an integral part of these financial statements.

	Partners III	Balanced	Nebraska Tax-Free Income	Short-Intermediate Income	Government Money Market

Investment income:
Dividends:
Unaffiliated issuers	$2,221,647	$493,917	$—	$165,946	$—
Non-controlled affiliates	—	—	—	—	—

	2,221,647	493,917	—	165,946	—
Interest	506,247	1,114,826	2,440,807	6,707,167	1,469,623

Total investment income	2,727,894	1,608,743	2,440,807	6,873,113	1,469,623

Expenses:
Investment advisory fee	1,981,106	507,286	226,283	584,944	415,609
Administrative fee	279,362	117,220	105,249	227,488	183,693
Custodial fees	7,047	5,580	2,128	3,701	3,683
Dividend expense on securities sold short	922,957	—	—	—	—
Interest expense	235,464	—	—	—	—
Registration fees	20,373	18,510	11,898	23,395	43,817
Sub-transfer agent fees	36,753	34,104	25,078	44,490	40,598
Trustees fees	21,062	6,827	6,218	15,839	11,854
Other expenses	75,615	54,467	65,073	112,865	78,548

Total expenses	3,579,739	743,994	441,927	1,012,722	777,802
Less expenses reimbursed by investment adviser	—	—	(17,646)	—	(673,900)

Net expenses	3,579,739	743,994	424,281	1,012,722	103,902

Net investment income (loss)	(851,845)	864,749	2,016,526	5,860,391	1,365,721

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	(26,083,086)	(9,499,260)	4,849	(2,619,179)	77,363
Non-controlled affiliates	(997)	—	—	—	—
Options written	948,647	(17,250)	—	—	—
Securities sold short	4,213,924	80,872	—	—	—

Net realized gain (loss)	(20,921,512)	(9,435,638)	4,849	(2,619,179)	77,363
Net unrealized appreciation (depreciation):
Unaffiliated issuers	(59,323,779)	(7,567,541)	(153,186)	76,126	—
Non-controlled affiliates	(1,850,158)	—	—	—	—
Options written	85,999	—	—	—	—
Securities sold short	16,959,326	—	—	—	—

Net unrealized appreciation (depreciation)	(44,128,612)	(7,567,541)	(153,186)	76,126	—

Net realized and unrealized gain (loss) on investments	(65,050,124)	(17,003,179)	(148,337)	(2,543,053)	77,363

Net increase (decrease) in net assets resulting from operations	$(65,901,969)	$(16,138,430)	$1,868,189	$3,317,338	$1,443,084

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Statements of Changes in Net Assets

	Value

	Year ended March 31,
	2009	2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$2,459,689	$17,815,578
Net realized gain (loss)	(164,427,145)	162,523,780
Net unrealized appreciation (depreciation)	(400,341,239)	(716,219,821)

Net increase (decrease) in net assets resulting from operations	(562,308,695)	(535,880,463)

Distributions to shareholders from:
Net investment income	(11,232,194)	(20,009,956)
Net realized gains	—	(305,750,842)

Total distributions	(11,232,194)	(325,760,798)

Fund share transactions:*
Proceeds from sales	114,763,025	192,361,391
Payments for redemptions	(557,153,948)	(980,592,941)
Reinvestment of distributions	10,196,612	295,919,555

Net increase (decrease) from fund share transactions	(432,194,311)	(492,311,995)

Total increase (decrease) in net assets	(1,005,735,200)	(1,353,953,256)

Net assets:
Beginning of period	$1,767,828,336	$3,121,781,592

End of period	$762,093,136	$1,767,828,336

Undistributed net investment income (loss)	$2,456,240	$11,228,745

*Transactions in fund shares:
Shares issued	5,288,815	5,308,964
Shares redeemed	(24,328,816)	(27,898,307)
Reinvested dividends	395,218	8,441,810

Net increase (decrease) in shares outstanding	(18,644,783)	(14,147,533)

The accompanying notes form an integral part of these financial statements.

	Partners Value		Hickory		Partners III

	Year ended March 31,		Year ended March 31,		Year ended March 31,
	2009	2008	2009	2008	2009	2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$408,161	$5,038,938	$(300,161)	$2,589,978	$(851,845)	$2,599,998
Net realized gain (loss)	(91,165,218)	95,254,549	(28,562,918)	(4,276,762)	(20,921,512)	(6,452,552)
Net unrealized appreciation (depreciation)	(253,737,698)	(450,662,536)	(52,757,945)	(76,328,766)	(44,128,612)	(60,759,274)

Net increase (decrease) in net assets resulting from operations	(344,494,755)	(350,369,049)	(81,621,024)	(78,015,550)	(65,901,969)	(64,611,828)

Distributions to shareholders from:
Net investment income	(1,408,647)	(7,216,957)	(238,946)	(3,116,768)	(330,774)	(2,829,383)
Net realized gains	—	(190,212,819)	—	—	—	(12,357,842)

Total distributions	(1,408,647)	(197,429,776)	(238,946)	(3,116,768)	(330,774)	(15,187,225)

Fund share transactions:*
Proceeds from sales	67,403,597	107,617,239	14,126,448	42,285,183	17,782,756	28,577,638
Payments for redemptions	(512,120,998)	(541,166,682)	(55,311,201)	(93,084,667)	(56,044,013)	(27,804,517)
Reinvestment of distributions	1,247,229	177,955,858	188,495	2,539,287	324,494	14,867,123

Net increase (decrease) from fund share transactions	(443,470,172)	(255,593,585)	(40,996,258)	(48,260,197)	(37,936,763)	15,640,244

Total increase (decrease) in net assets	(789,373,574)	(803,392,410)	(122,856,228)	(129,392,515)	(104,169,506)	(64,158,809)

Net assets:
Beginning of period	$1,220,444,763	$2,023,837,173	$256,669,000	$386,061,515	$259,078,816	$323,237,625

End of period	$431,071,189	$1,220,444,763	$133,812,772	$256,669,000	$154,909,310	$259,078,816

Undistributed net investment income (loss)	$402,030	$1,402,516	$—	$238,781	$—	$327,826

*Transactions in fund shares:
Shares issued	4,710,205	4,889,029	608,298	1,140,840	2,594,355	2,865,100
Shares redeemed	(38,572,215)	(25,093,961)	(2,235,585)	(2,530,899)	(8,193,921)	(2,681,759)
Reinvested dividends	76,706	8,122,148	6,568	70,604	40,360	1,479,323

Net increase (decrease) in shares outstanding	(33,785,304)	(12,082,784)	(1,620,719)	(1,319,455)	(5,559,206)	1,662,664

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Statements of Changes in Net Assets, Continued

	Balanced

	Year ended March 31,
	2009	2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$864,749	$1,748,758
Net realized gain (loss)	(9,435,638)	(679,882)
Net unrealized appreciation (depreciation)	(7,567,541)	(12,258,667)

Net increase (decrease) in net assets resulting from operations	(16,138,430)	(11,189,791)

Distributions to shareholders from:
Net investment income	(1,000,735)	(1,793,225)
Net realized gains	—	(3,738,089)

Total distributions	(1,000,735)	(5,531,314)

Fund share transactions:*
Proceeds from sales	4,356,590	15,754,338
Payments for redemptions	(12,247,410)	(16,018,837)
Reinvestment of distributions	979,737	5,223,150

Net increase (decrease) from fund share transactions	(6,911,083)	4,958,651

Total increase (decrease) in net assets	(24,050,248)	(11,762,454)

Net assets:
Beginning of period	$76,199,241	$87,961,695

End of period	$52,148,993	$76,199,241

Undistributed net investment income (loss)	$173,247	$306,595

*Transactions in fund shares:
Shares issued	496,402	1,334,944
Shares redeemed	(1,433,598)	(1,425,925)
Reinvested dividends	119,657	458,197

Net increase (decrease) in shares outstanding	(817,539)	367,216

The accompanying notes form an integral part of these financial statements.

	Nebraska Tax-Free Income		Short-Intermediate Income		Government Money Market

	Year ended March 31,		Year ended March 31,		Year ended March 31,
	2009	2008	2009	2008	2009	2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$2,016,526	$1,980,789	$5,860,391	$4,700,030	$1,365,721	$3,755,170
Net realized gain (loss)	4,849	(65,395)	(2,619,179)	1,447,324	77,363	(1,054)
Net unrealized appreciation (depreciation)	(153,186)	(261,325)	76,126	1,896,539	—	—

Net increase (decrease) in net assets resulting from operations	1,868,189	1,654,069	3,317,338	8,043,893	1,443,084	3,754,116

Distributions to shareholders from:
Net investment income	(2,056,321)	(1,957,350)	(6,019,613)	(4,742,984)	(1,365,721)	(3,755,170)
Net realized gains	—	—	(1,214,034)	—	—	—

Total distributions	(2,056,321)	(1,957,350)	(7,233,647)	(4,742,984)	(1,365,721)	(3,755,170)

Fund share transactions:*
Proceeds from sales	14,789,893	15,047,217	100,753,440	32,488,734	129,067,113	167,022,571
Payments for redemptions	(11,400,220)	(6,054,868)	(48,914,883)	(34,534,880)	(125,309,999)	(147,544,732)
Reinvestment of distributions	1,700,466	1,536,005	6,992,668	4,553,969	1,303,170	3,703,485

Net increase (decrease) from fund share transactions	5,090,139	10,528,354	58,831,225	2,507,823	5,060,284	23,181,324

Total increase (decrease) in net assets	4,902,007	10,225,073	54,914,916	5,808,732	5,137,647	23,180,270

Net assets:
Beginning of period	$55,685,421	$45,460,348	$127,101,533	$121,292,801	$102,246,450	$79,066,180

End of period	$60,587,428	$55,685,421	$182,016,449	$127,101,533	$107,384,097	$102,246,450

Undistributed net investment income (loss)	$32,281	$72,076	$117,818	$197,904	$—	$—

*Transactions in fund shares:
Shares issued	1,483,038	1,503,218	8,803,519	2,806,445	129,067,113	167,022,571
Shares redeemed	(1,155,829)	(604,070)	(4,300,423)	(2,999,291)	(125,309,999)	(147,544,732)
Reinvested dividends	173,706	154,473	614,925	396,527	1,303,170	3,703,485

Net increase (decrease) in shares outstanding	500,915	1,053,621	5,118,021	203,681	5,060,284	23,181,324

The accompanying notes form an integral part of these financial statements.

PARTNERS III OPPORTUNITY FUND

Statement of Cash Flows
Year Ended March 31, 2009

Increase (decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets from operations	$(65,901,969)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(99,361,362)
Proceeds from sale of investment securities	106,642,856
Proceeds from securities sold short	12,760,962
Short positions covered	(14,478,963)
Sale of short-term investment securities, net	1,965,545
Decrease in accrued interest and dividends receivable	269,087
Increase in receivable for securities sold	(493,900)
Increase in receivable for fund shares sold	(94,726)
Increase in other liabilities	861
Decrease in payable for securities purchased	(4,195,464)
Decrease in payable for fund shares redeemed	(39,244)
Decrease in due to adviser	(98,549)
Net unrealized depreciation on investments, options and short sales	44,128,612
Net realized loss on investments, options and short sales	20,921,512

Net cash provided by operating activities	2,025,258

Cash flows from financing activities:
Proceeds from sales of fund shares	17,782,756
Payments for redemptions of fund shares	(56,044,013)
Cash distributions to shareholders	(6,280)
Decrease in due from broker	36,242,279

Net cash used in financing activities	(2,025,258)

Net increase (decrease) in cash	—

Cash:
Balance, beginning of period	—

Balance, end of period	$—

Supplemental disclosure of cash flow information:
Cash payments for interest	$234,603

Noncash financing activities:
Reinvestment of shareholder distributions	$324,494

The accompanying notes form an integral part of these financial statements.

VALUE FUND

Financial Highlights

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of period	$27.74	$40.09	$36.33	$36.14	$37.78

Income (loss) from investment operations:
Net investment income	0.07	0.28	0.28	0.29	0.36
Net gain (loss) on securities (realized and unrealized)	(10.72)	(7.94)	6.31	1.14	1.51

Total from investment operations	(10.65)	(7.66)	6.59	1.43	1.87

Less distributions:
Dividends from net investment income	(0.19)	(0.28)	(0.28)	(0.37)	(0.21)
Distributions from realized gains	—	(4.41)	(2.55)	(0.87)	(3.30)

Total distributions	(0.19)	(4.69)	(2.83)	(1.24)	(3.51)

Net asset value, end of period	$16.90	$27.74	$40.09	$36.33	$36.14

Total return	(38.6%)	(21.2%)	18.3%	4.0%	5.1%

Ratios/supplemental data:
Net assets, end of period ($000)	762,093	1,767,828	3,121,782	2,910,225	4,124,493

Ratio of expenses to average net assets	1.20%	1.15%	1.13%	1.12%	1.10%

Ratio of net investment income to average net assets	0.20%	0.69%	0.71%	0.64%	0.95%

Portfolio turnover rate	19%	22%	29%	40%	26%

The accompanying notes form an integral part of these financial statements.

PARTNERS VALUE FUND

Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of period	$17.33	$24.53	$23.52	$22.98	$22.52

Income (loss) from investment operations:
Net investment income	0.01	0.07	0.10	0.14	0.15
Net gain (loss) on securities (realized and unrealized)	(5.55)	(4.67)	4.24	0.95	1.09

Total from investment operations	(5.54)	(4.60)	4.34	1.09	1.24

Less distributions:
Dividends from net investment income	(0.02)	(0.10)	(0.14)	(0.15)	(0.08)
Distributions from realized gains	—	(2.50)	(3.19)	(0.40)	(0.70)

Total distributions	(0.02)	(2.60)	(3.33)	(0.55)	(0.78)

Net asset value, end of period	$11.77	$17.33	$24.53	$23.52	$22.98

Total return	(32.0%)	(20.7%)	19.1%	4.8%	5.5%

Ratios/supplemental data:
Net assets, end of period ($000)	431,071	1,220,445	2,023,837	1,881,005	2,633,613

Ratio of expenses to average net assets	1.19%	1.15%	1.14%	1.14%	1.13%

Ratio of net investment income to average net assets	0.05%	0.29%	0.39%	0.49%	0.61%

Portfolio turnover rate	29%	24%	31%	36%	22%

The accompanying notes form an integral part of these financial statements.

HICKORY FUND

Financial Highlights

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of period	$30.53	$39.69	$34.21	$31.36	$28.86

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.30	0.27	0.09	0.19
Net gain (loss) on securities (realized and unrealized)	(10.74)	(9.11)	5.42	2.84	2.54

Total from investment operations	(10.78)	(8.81)	5.69	2.93	2.73

Less distributions:
Dividends from net investment income	(0.03)	(0.35)	(0.21)	(0.08)	(0.23)
Distributions from realized gains	—	—	—	—	—

Total distributions	(0.03)	(0.35)	(0.21)	(0.08)	(0.23)

Net asset value, end of period	$19.72	$30.53	$39.69	$34.21	$31.36

Total return	(35.3%)	(22.3%)	16.6%	9.3%	9.4%

Ratios/supplemental data:
Net assets, end of period ($000)	133,813	256,669	386,062	329,883	328,636

Ratio of expenses to average net assets	1.28%	1.21%	1.20%	1.20%	1.21%

Ratio of net investment income (loss) to average net assets	(0.16%)	0.77%	0.74%	0.28%	0.65%

Portfolio turnover rate	28%	31%	42%	65%	58%

The accompanying notes form an integral part of these financial statements.

PARTNERS III OPPORTUNITY FUND

Financial Highlights

The following financial information provides selected data for a share of the Partners III Opportunity Fund outstanding throughout the periods indicated.

	Year ended March 31,			Three months ended March 31, 2006(a)

	2009	2008	2007

Net asset value, beginning of period	$8.55	$11.28	$10.25	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.09	0.09	0.02
Net gain (loss) on securities (realized and unrealized)	(2.24)	(2.28)	1.58	0.23

Total from investment operations	(2.28)	(2.19)	1.67	0.25

Less distributions:
Dividends from net investment income	(0.01)	(0.10)	(0.09)	—
Distributions from realized gains	—	(0.44)	(0.55)	—

Total distributions	(0.01)	(0.54)	(0.64)	—

Net asset value, end of period	$6.26	$8.55	$11.28	$10.25

Total return	(26.7%)	(20.1%)	16.4%	2.5	%†

Ratios/supplemental data:
Net assets, end of period ($000)	154,909	259,079	323,238	264,621

Ratio of net expenses to average net assets(c)	1.81%	1.54%	1.57%	1.52	%*(b)

Ratio of net investment income (loss) to average net assets	(0.43%)	0.86%	0.83%	0.72	%*

Portfolio turnover rate	58%	51%	41%	32	%†

*	Annualized
†	Not Annualized
(a)	Fund commenced operations on January 1, 2006.
(b)	Absent expenses assumed by the Adviser, the annualized expense ratio would have been 1.56% for the period ended March 31, 2006.
(c)

Included in the expense ratio is 0.12%, 0.07%, 0.14% and 0.12% related to interest expense and 0.47%, 0.29%, 0.22% and 0.20% related to dividend expense on securities sold short for the periods ended March 31, 2009, 2008, 2007 and 2006, respectively.

The accompanying notes form an integral part of these financial statements.

BALANCED FUND

Financial Highlights

The following financial information provides selected data for a share of the Balanced Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.05	$12.20	$11.30	$11.17	$10.52

Income (loss) from investment operations:
Net investment income	0.13	0.23	0.16	0.14	0.09
Net gain (loss) on securities (realized and unrealized)	(2.33)	(1.65)	1.15	0.53	0.80

Total from investment operations	(2.20)	(1.42)	1.31	0.67	0.89

Less distributions:
Dividends from net investment income	(0.14)	(0.24)	(0.15)	(0.12)	(0.06)
Distributions from realized gains	—	(0.49)	(0.26)	(0.42)	(0.18)

Total distributions	(0.14)	(0.73)	(0.41)	(0.54)	(0.24)

Net asset value, end of period	$7.71	$10.05	$12.20	$11.30	$11.17

Total return	(21.9%)	(12.3%)	11.8%	6.1%	8.5%

Ratios/supplemental data:
Net assets, end of period ($000)	52,149	76,199	87,962	64,850	54,234

Ratio of net expenses to average net assets	1.17%	1.12%	1.13%	1.15%	1.21%

Ratio of net investment income to average net assets	1.37%	1.97%	1.53%	1.28%	0.89%

Portfolio turnover rate	61%	44%	33%	36%	50%

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND

Financial Highlights

The following financial information provides selected data for a share of the Nebraska Tax-Free Income Fund outstanding throughout the periods indicated.

	Year ended March 31,		Three months ended March 31, 2007(a)

	2009	2008

Net asset value, beginning of period	$9.95	$10.01	$10.00

Income (loss) from investment operations:
Net investment income	0.35	0.36	0.09
Net gain (loss) on securities (realized and unrealized)	— #	(0.06)	—	#

Total from investment operations	0.35	0.30	0.09

Less distributions:
Dividends from net investment income	(0.36)	(0.36)	(0.08)
Distributions from realized gains	—	—	—

Total distributions	(0.36)	(0.36)	(0.08)

Net asset value, end of period	$9.94	$9.95	$10.01

Total return	3.6%	3.0%	0.9	%†

Ratios/supplemental data:
Net assets, end of period ($000)	60,587	55,685	45,460

Ratio of net expenses to average net assets(b)	0.75%	0.75%	0.75	%*

Ratio of net investment income to average net assets	3.56%	3.69%	3.74	%*

Portfolio turnover rate	17%	8%	2	%†

*	Annualized
†	Not Annualized
#	Amount rounds to less than $0.01.
(a)	Fund commenced operations on January 1, 2007
(b)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.78%, 0.80% and 1.02% for the periods ended March 31, 2009, 2008 and 2007, respectively.

The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND

Financial Highlights

The following financial information provides selected data for a share of the Short-Intermediate Income Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of period	$11.74	$11.42	$11.26	$11.50	$11.71

Income (loss) from investment operations:
Net investment income	0.43	0.46	0.47	0.38	0.26
Net gain (loss) on securities (realized and unrealized)	(0.20)	0.32	0.16	(0.19)	(0.16)

Total from investment operations	0.23	0.78	0.63	0.19	0.10

Less distributions:
Dividends from net investment income	(0.45)	(0.46)	(0.47)	(0.39)	(0.31)
Distributions from realized gains	(0.10)	—	—	(0.04)	—

Total distributions	(0.55)	(0.46)	(0.47)	(0.43)	(0.31)

Net asset value, end of period	$11.42	$11.74	$11.42	$11.26	$11.50

Total return	2.1%	7.0%	5.7%	1.7%	0.9%

Ratios/supplemental data:
Net assets, end of period ($000)	182,016	127,102	121,293	156,910	157,395

Ratio of net expenses to average net assets	0.69%	0.70%	0.71%	0.74%	0.75	% #

Ratio of net investment income to average net assets	4.00%	3.94%	3.90%	3.29%	2.51%

Portfolio turnover rate	25%	32%	7%	24%	41%

#	Absent voluntary waivers, the expense ratio would have been 0.76% for the year ended March 31, 2005.

The accompanying notes form an integral part of these financial statements.

GOVERNMENT MONEY MARKET FUND

Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.013	0.042	0.047	0.030	0.010

Less distributions:
Dividends from net investment income	(0.013)	(0.042)	(0.047)	(0.030)	(0.010)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.4%	4.4%	4.8%	2.9%	1.0%

Ratios/supplemental data:
Net assets, end of period ($000)	107,384	102,246	79,066	61,008	40,689

Ratio of net expenses to average net assets#	0.10%	0.10%	0.22%	0.50%	0.50%

Ratio of net investment income to average net assets	1.31%	4.23%	4.74%	2.96%	1.00%

#	Absent expenses assumed by the Adviser, the expense ratio would have been 0.75%, 0.71%, 0.78%, 0.89% and 0.90% for the years ended March 31, 2009, 2008, 2007, 2006 and 2005, respectively.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Notes to Financial Statements March 31, 2009

(1)	Organization

The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2009, the Trust had eight series in operation: Value Fund, Partners Value Fund, Hickory Fund, Partners III Opportunity Fund, Balanced Fund, Nebraska Tax-Free Income Fund, Short-Intermediate Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”).

The investment objective of the Value, Partners Value, Hickory and Partners III Opportunity Funds (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stocks and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax, including the alternative minimum tax.

The investment objective of the Short-Intermediate Income Fund is high current income consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stocks and taxable municipal bonds.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months.

(2)	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments

Weitz Equity, Balanced, Nebraska Tax-Free Income and Short-Intermediate Income Funds

Investments are carried at value determined using the following valuation methods:

•

Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange are valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•

Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

• Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•

The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•

The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•

The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b)	Option Transactions

The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Securities Sold Short

The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d)	Federal Income Taxes

It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of March 31, 2009 and have determined that no provisions for income taxes are required in the Funds’ financial statements.

The following permanent differences between net asset components for financial reporting and tax purposes were reclassified at the end of the fiscal year:

	Partners Value	Hickory	Partners III	Balanced	Short- Intermediate Income

Paid-in capital	$69,927,139	$(300,326)	$(854,793)	$—	$—
Accumulated undistributed net investment income	—	300,326	854,793	2,638	79,136
Accumulated net realized gain (loss)	(69,927,139)	—	—	(2,638)	(79,136)

The differences are due to the tax character of in-kind redemptions, distributions paid, net operating losses and principal paydown adjustments. These reclassifications have no impact on the net asset value of the Funds.

(e)	Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends, dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f)	Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Nebraska Tax-Free Income and Short-Intermediate Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(i)	New Accounting Pronouncements

In March 2008, the FASB issued Statement on Financial Accounting Standards No. 161 (SFAS “161”), “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133,” which requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Funds do not expect SFAS 161 to have a material impact on its financial statements.

(j)	Temporary Guarantee Program

The Government Money Market Fund is participating in the U.S. Treasury’s Guarantee Program (the “Program”). The Program guarantees that each shareholder who owned shares on September 19, 2008 will receive $1.00 per share upon redemption of shares during the period that the Fund participates in the Program. If the number of shares held in an account fluctuates over the guarantee period through shareholder purchases or redemptions, the guarantee will apply to either the number of shares held as of the close of business on September 19, 2008 or the amount at the time of a claim, whichever is less. The Program will expire on September 18, 2009.

(3)	Related Party Transactions

Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. The Distributor receives no compensation for the distribution of shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of a management and investment advisory agreement, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for each of the Weitz Equity Funds is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Nebraska Tax-Free Income, Short-Intermediate Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust for which the Adviser is paid a monthly fee. The annual administrative fee schedule for each Fund is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000		0.100%

The Adviser has voluntarily agreed to reimburse the Weitz Equity (excluding the Partners III Fund), Balanced, Nebraska Tax-Free Income and Short-Intermediate Income Funds or to pay directly a portion of the respective Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 1.50%, 1.25%, 0.75% and 0.75%, of the respective Fund’s average daily net assets. The expenses incurred by the Weitz Equity, Balanced and Short-Intermediate Income Funds did not exceed the percentage limitation during the year ended March 31, 2009. The expenses reimbursed by the Adviser for the Nebraska Tax-Free Income Fund for the year ended March 31, 2009 were $17,646. Through July 31, 2009, the Adviser has contractually agreed to reimburse the Government Money Market Fund or to pay directly a portion of the Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 0.10% of the Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Government Money Market Fund for the year ended March 31, 2009 were $673,900.

As of March 31, 2009, the controlling shareholder of the Adviser held approximately 55% of the Partners III Fund, 46% of the Nebraska Tax-Free Income Fund, 40% of the Balanced Fund, 35% of the Government Money Market Fund and 18% of the Hickory Fund. On October 24, 2008, an insurance company shareholder redeemed, in-kind, its 29% interest in the Partners Value Fund. Partners Value Fund realized a gain of $69,927,139 on this transaction which is not taxable to the Fund for Federal income tax purposes.

(4)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds are summarized as follows:

	Value		Partners Value

	Year ended March 31,		Year ended March 31,
	2009	2008	2009	2008

Distributions paid from:
Ordinary income	$11,232,194	$46,903,390	$1,408,647	$23,757,423
Long-term capital gains	—	278,857,408	—	173,672,353

Total distributions	$11,232,194	$325,760,798	$1,408,647	$197,429,776

	Hickory		Partners III

	Year ended March 31,		Year ended March 31,
	2009	2008	2009	2008

Distributions paid from:
Ordinary income	$238,946	$3,116,768	$330,774	$2,829,383
Long-term capital gains	—	—	—	12,357,842

Total distributions	$238,946	$3,116,768	$330,774	$15,187,225

	Balanced		Nebraska Tax-Free Income

	Year ended March 31,		Year ended March 31,
	2009	2008	2009	2008

Distributions paid from:
Ordinary income	$1,000,735	$2,856,335	$25,051	$32,826
Tax exempt income	—	—	2,031,270	1,924,524
Long-term capital gains	—	2,674,979	—	—

Total distributions	$1,000,735	$5,531,314	$2,056,321	$1,957,350

	Short-Intermediate Income		Government Money Market

	Year ended March 31,		Year ended March 31,
	2009	2008	2009	2008

Distributions paid from:
Ordinary income	$6,204,057	$4,742,984	$1,365,721	$3,755,170
Long-term capital gains	1,029,590	—	—	—

Total distributions	$7,233,647	$4,742,984	$1,365,721	$3,755,170

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Value	Partners Value	Hickory	Partners III

Undistributed ordinary income	$2,456,240	$402,030	$—	$—
Capital loss carryforwards	(113,609,398)	(91,465,140)	(72,006,767)	(23,153,116)
Post October capital loss deferral	(45,739,907)	(72,848,943)	(9,464,289)	(9,596,631)
Net unrealized appreciation (depreciation)	(419,225,180)	(238,447,900)	(77,859,632)	(44,599,814)

	$(576,118,245)	$(402,359,953)	$(159,330,688)	$(77,349,561)

	Balanced	Nebraska Tax-Free Income	Short- Intermediate Income	Government Money Market

Undistributed ordinary income	$173,247	$—	$117,818	$74,672
Undistributed tax exempt income	—	32,281	—	—
Capital loss carryforwards	(5,635,175)	(65,039)	(2,291,530)	—
Post October capital loss deferral	(5,877,829)	—	(407,579)	—
Net unrealized appreciation (depreciation)	(13,987,428)	500,498	726,016	—

	$(25,327,185)	$467,740	$(1,855,275)	$74,672

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The Value, Partners Value, Partners III, Balanced and Short-Intermediate Income Funds carryforwards expire on March 31, 2017. The Hickory Fund has a capital loss carryforward of $72,006,767 which expires as follows: March 31, 2012 -$34,611,009 and March 31, 2017 - $37,395,758. The Nebraska Tax-Free Income Fund has a capital loss carryforward of $65,039 which expires as follows: March 31, 2015 - $3,797 and March 31, 2017 - $61,242. During the fiscal year, the Government Money Market Fund utilized capital loss carryforwards of $2,691 to offset realized capital gains. The Value, Partners Value, Hickory, Partners III, Balanced and Short-Intermediate Income Funds elected to defer realized capital losses arising after October 31, 2008. Such losses are treated for tax purposes as arising on April 1, 2009.

(5)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Nebraska Tax-Free Income	Short- Intermediate Income

Purchases	$212,540,362	$204,211,233	$47,277,369	$110,741,451	$36,283,302	$14,301,165	$94,691,317
Proceeds	600,176,615	535,119,378	89,093,745	114,768,012	40,291,877	8,904,710	30,934,364

The cost of investments is the same for financial reporting and Federal income tax purposes for the Nebraska Tax-Free Income, Short-Intermediate Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Value, Partners Value, Hickory, Partners III and Balanced Funds is $1,185,098,465, $671,419,161, $211,283,606, $235,724,703 and $65,959,376, respectively.

At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Nebraska Tax-Free Income	Short- Intermediate Income

Appreciation	$59,064,337	$9,053,015	$7,971,106	$8,315,320	$1,629,856	$1,165,964	$4,082,815
Depreciation	(480,879,418)	(247,798,588)	(85,830,738)	(79,287,807)	(15,617,284)	(665,466)	(3,356,799)

Net	$(421,815,081)	$(238,745,573)	$(77,859,632)	$(70,972,487)	$(13,987,428)	$500,498	$726,016

(a)	Illiquid and Restricted Securities

The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at March 31, 2009, include the following:

	Acquisition Date	Value	Partners Value	Hickory	Partners III

Adelphia Recovery Trust, Series ACC-7	7/25/02	$494,900	$300,300	$—	$—
CIBL, Inc.	9/09/96	—	—	94,596	—
Continental Resources	1/28/87	—	—	—	43,750
Intelligent Systems Corp.	12/03/91	—	—	—	1,926,506
LICT Corp.	9/09/96	—	—	2,525,794	—

Total cost of illiquid and/or restricted securities		$494,900	$300,300	$2,620,390	$1,970,256

Value		$—	$—	$2,832,090	$1,073,799

Percent of net assets		0.0%	0.0%	2.1%	0.7%

(b)	Options Written

Transactions relating to options written for the year ended March 31, 2009 are summarized as follows:

	Value		Partners Value

	Number of Contracts	Premiums	Number of Contracts	Premiums

Options outstanding, beginning of period	6,000	$1,904,979	—	$—
Options written	25,262	8,966,254	3,000	1,192,323
Options exercised	(475)	(110,437)	(150)	(136,124)
Options expired	(19,462)	(6,854,736)	(1,600)	(746,026)
Options closed	(4,800)	(1,198,035)	—	—

Options outstanding, end of period	6,525	$2,708,025	1,250	$310,173

	Hickory		Partners III

	Number of Contracts	Premiums	Number of Contracts	Premiums

Options outstanding, beginning of period	—	$—	—	$—
Options written	1,200	544,873	2,370	1,258,606
Options exercised	—	—	(100)	(69,120)
Options expired	(1,200)	(544,873)	(1,850)	(931,260)
Options closed	—	—	(220)	(150,227)

Options outstanding, end of period	—	$—	200	$107,999

	Balanced

	Number of Contracts	Premiums

Options outstanding, beginning of period	—	$—
Options written	50	75,375
Options closed	(50)	(75,375)

Options outstanding, end of period	—	$—

(6)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

Value

Name of Issuer	Number of Shares Held March 31, 2008	Gross Additions	Gross Reductions	Number of Shares Held Mar. 31, 2009	Value Mar. 31, 2009	Dividend Income	Realized Gains/ (Losses)

Redwood Trust, Inc.	2,382,100	1,253,600	(485,700)	3,150,000	$48,352,500	$4,817,412	$(14,952,922)

Partners Value

Name of Issuer	Number of Shares Held March 31, 2008	Gross Additions	Gross Reductions	Number of Shares Held Mar. 31, 2009	Value Mar. 31, 2009	Dividend Income	Realized Gains/ (Losses)

Daily Journal Corp.	116,000	—	(2,229)	113,771	$4,095,756	$—	$8,381
Redwood Trust, Inc.*	2,045,515	400,000	(705,515)	1,740,000	26,709,000	3,685,580	(14,036,486)

					$30,804,756	$3,685,580	$(14,028,105)

Partners III

Name of Issuer	Number of Shares Held March 31, 2008	Gross Additions	Gross Reductions	Number of Shares Held Mar. 31, 2009	Value Mar. 31, 2009	Dividend Income	Realized Gains/ (Losses)

Intelligent Systems Corp.	883,999	—	(2,000)	881,999	$793,799	$—	$(997)

* Company was considered a non-controlled affiliate at March 31, 2008, but as of March 31, 2009, they are no longer a non-controlled affiliate.

(7)	Contingencies

Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8)	Financial Instruments With Off-Balance Sheet Risks

Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(9)	Margin Borrowing Agreement

The Partners III Fund has a margin account with its prime broker, Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.785% at March 31, 2009). Interest is accrued daily and paid monthly. The Fund held a cash balance of $18,717,937 with the broker at March 31, 2009.

The Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the Fund’s credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(10)	Concentration of Credit Risk

Approximately 82% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska which are subject to the credit risk associated with the non-performance of such issuers.

(11)	Fair Value Measurements

The Funds have adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective with the beginning of the Funds’ fiscal year ending March 31, 2009. SFAS 157 defines fair value and establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

	•	Level 1 – quoted prices in active markets for identical securities

	•	Level 2 – other significant observable inputs (including quoted prices for similar securities)

	•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009, in valuing the Funds’ assets and liabilities carried at fair value:

Value

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$756,100,240	$7,183,144	$—	$763,283,384
Liabilities:
Options written	$—	$(118,125)	$—	$(118,125)

Partners Value

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$428,577,832	$4,095,756	$—	$432,673,588
Liabilities:
Options written	$—	$(12,500)	$—	$(12,500)

Hickory

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$130,591,884	$2,512,500	$319,590	$133,423,974

Partners III

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$162,676,430	$1,795,786	$280,000	$164,752,216
Liabilities:
Options written	$—	$(22,000)	$—	$(22,000)
Securities sold short	$(29,292,900)	$—	$—	$(29,292,900)

Balanced

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$34,962,626	$17,009,322	$—	$51,971,948

Nebraska Tax-Free Income

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$5,098,714	$56,543,598	$—	$61,642,312

Short-Intermediate Income

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$23,659,604	$156,624,315	$—	$180,283,919

Government Money Market

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$107,341,970	$—	$—	$107,341,970

At March 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the following Funds’ fair values were as follows:

	Hickory Investments in Securities	Partners III Investments in Securities

Beginning balance, March 31, 2008	$502,500	$280,000
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(182,910)	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—

Ending balance, March 31, 2009	$319,590	$280,000

Net change in unrealized appreciation (depreciation) attributable to assets still held at end of period	$(182,910)	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Weitz Funds

We have audited the accompanying statements of assets and liabilities of The Weitz Funds, comprising the Value Fund, Partners Value Fund, Hickory Fund, Partners III Opportunity Fund, Balanced Fund, Nebraska Tax-Free Income Fund, Short-Intermediate Income Fund and Government Money Market Fund (collectively referred to as the “Funds”), including the schedules of investments in securities, as of March 31, 2009, and the related statements of operations (and statement of cash flows for Partners III Opportunity Fund) for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds referred to above of The Weitz Funds as of March 31, 2009, the results of their operations (and cash flows for Partners III Opportunity Fund) for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended, and their financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
April 24, 2009

ACTUAL AND HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES

(Unaudited)

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 through March 31, 2009.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 10/01/08 – 3/31/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 10/01/08	Ending Account Value 3/31/09	Annualized Expense Ratio	Expenses Paid from 10/01/08 - 3/31/09 (1)

Value	Actual	$1,000.00	$682.28	1.23%	$5.16
	Hypothetical(2)	1,000.00	1,018.85	1.23%	6.19

Partners Value	Actual	1,000.00	748.25	1.24%	5.40
	Hypothetical(2)	1,000.00	1,018.80	1.24%	6.24

Hickory	Actual	1,000.00	715.01	1.33%	5.69
	Hypothetical(2)	1,000.00	1,018.35	1.33%	6.69

Partners III	Actual	1,000.00	801.54	2.00%	8.98
	Hypothetical(2)	1,000.00	1,015.00	2.00%	10.05

Balanced	Actual	1,000.00	835.66	1.20%	5.49
	Hypothetical(2)	1,000.00	1,019.00	1.20%	6.04

Nebraska Tax-Free	Actual	1,000.00	1,050.16	0.75%	3.83
	Hypothetical(2)	1,000.00	1,021.25	0.75%	3.78

Short-Intermediate	Actual	1,000.00	1,038.57	0.70%	3.56
Income	Hypothetical(2)	1,000.00	1,021.50	0.70%	3.53

Government	Actual	1,000.00	1,004.08	0.10%	0.50
Money Market	Hypothetical(2)	1,000.00	1,024.50	0.10%	0.50

(1)	Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182/365)

(2)	Assumes 5% total return before expenses.

OTHER INFORMATION

(Unaudited)

Tax Information

For the fiscal year ended March 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the amounts designated as long-term capital gain, the amounts that may be considered qualified dividend income and for corporate shareholders, the amounts that may qualify for the corporate dividends received deduction, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Short- Intermediate Income

Long-term capital gain distribution	$—	$—	$—	$—	$—	$1,029,590
Qualified dividend income	9,244,660	1,408,647	238,946	330,774	416,457	67,561
Corporate dividends received deduction	9,244,660	1,408,647	238,946	330,774	416,457	67,561

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2008, which was reported in conjunction with your 2008 Form 1099-DIV.

Proxy Voting Policy

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds (other than the Nebraska Tax-Free Income and Government Money Market Funds) voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also be available on the Funds’ website at http://www.weitzfunds.com.

INFORMATION ABOUT THE TRUSTEES AND OFFICERS OF THE WEITZ FUNDS

(Unaudited)

The individuals listed below serve as Trustees or Officers of The Weitz Funds (the “Weitz Funds”). Each Trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each Officer of the Weitz Funds is elected annually by the Trustees.

The address of all Officers and Trustees is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Trustees*

Wallace R. Weitz (Age: 59)	Thomas R. Pansing (Age: 64)
Position(s) Held with Trust: President; Portfolio Manager; Trustee
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) – January, 1986
Principal Occupation(s) During Past 5 Years: President, Wallace R. Weitz & Company, The Weitz Funds (and certain predecessor funds)
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - January, 1986
Principal Occupation(s) During Past 5 Years: Partner, Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

*

Mr. Weitz is a Director and Officer of Wallace R. Weitz & Company, investment adviser to The Weitz Funds, and as such is considered an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940 (an “Interested Trustee”). Mr. Pansing performs certain legal services for the investment adviser and The Weitz Funds and, therefore, is also classified as an “Interested Trustee”.

Independent Trustees

Lorraine Chang (Age: 58)
Position(s) Held with Trust: Trustee; Chairman, Board of Trustees
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - June, 1997
Principal Occupation(s) During Past 5 Years: Independent Consultant - January, 2009 to Present; Partner, The Public Strategies Group, a management consulting firm - January, 1999 to December, 2008
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

John W. Hancock (Age: 61)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - January, 1986
Principal Occupation(s) During Past 5 Years: Partner, Hancock & Dana, an accounting firm
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Richard D. Holland (Age: 87)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - June, 1995
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Delmer L. Toebben (Age: 78)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - July, 1996
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Roland J. Santoni (Age: 67)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds - February, 2004
Principal Occupation(s) During Past 5 Years: Vice President, West Development, Inc., a development company
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Barbara W. Schaefer (Age: 55)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds - March, 2005
Principal Occupation(s) During Past 5 Years: Senior Vice President-Human Resources and Corporate Secretary, Union Pacific Corporation, 2004 to Present; Senior Vice President-Human Resources, Union Pacific Corporation, 1997-2004
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Officers

Mary K. Beerling (Age: 68)	Kenneth R. Stoll (Age: 47)
Position(s) Held with Trust: Vice President, Secretary and Chief Compliance Officer	Position(s) Held with Trust: Vice President and Chief Financial Officer
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - July, 1994	Length of Service (Beginning Date): The Weitz Funds - April, 2004

Principal Occupation(s) During Past 5 Years: Vice President and Chief Compliance Officer, Wallace R. Weitz & Company, Vice President and Chief Compliance Officer, The Weitz Funds (and certain predecessor funds)

Principal Occupation(s) During Past 5 Years: Vice President and Chief Operating Officer, Wallace R. Weitz & Company; Vice President and Chief Financial Officer, The Weitz Funds - April, 2004 to Present; Partner, PricewaterhouseCoopers LLP, an accounting firm, 1999-2004

Bradley P. Hinton (Age: 41)
Position(s) Held with Trust: Vice President
Length of Service (Beginning Date): The Weitz Funds - August, 2006

Principal Occupation(s) During Past 5 Years: Portfolio Manager - October, 2003 to Present; Director of Research, Wallace R. Weitz & Company - April, 2004 to Present; Vice President, Wallace R. Weitz & Company - August, 2006 to Present

The Statement of Additional Information for The Weitz Funds, which can be obtained without charge by calling 800-304-9745, includes additional information about the Trustees and Officers of The Weitz Funds.

(This page has been left blank intentionally.)

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Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Weitz Securities, Inc.
Investment Adviser
Wallace R. Weitz & Company	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company
Custodian
Wells Fargo Bank Minnesota,	Sub-Transfer Agent
National Association	Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Hickory Fund - WEHIX
Partners III Opportunity Fund - WPOPX
Balanced Fund - WBALX
Nebraska Tax-Free Income Fund - WNTFX
Short-Intermediate Income Fund - WEFIX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically. Visit the previous page to learn how.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

5/01/09

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no amendments, nor did the Registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Hancock is an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Fees for audit services provided to the Registrant were $244,100 and $222,800 for fiscal years ended March 31, 2009 and 2008, respectively.

(b)

Audit Related Fees. The aggregate fees billed in each of the last two fiscal years for audit related-

services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $26,000 and $25,000 for fiscal years ended March 31, 2009 and 2008, respectively. The fees, paid by Wallace R. Weitz & Company, the Registrant’s investment adviser and transfer agent, were payment for the principal accountant performing internal control reviews of the Registrant’s transfer agent.

(c)	Tax Fees. Fees for tax services, which consisted of income and excise tax compliance services, were $34,500 and $33,450 for the fiscal years ended March 31, 2009 and 2008, respectively.

(d)	All Other Fees. Fees for all other services totaled $11,100 and $10,700 for fiscal years ended March 31, 2009 and 2008, respectively.

(e)

(1) The Registrant’s Audit Committee has adopted Pre-Approval Policies and Procedures. The Audit

Committee must pre-approve all audit services and non-audit services that the principal accountant provides to the Registrant. The Audit Committee must also pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.

(2) No services described in items (b) were pre-approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)	All of the work in connection with the audit of the Registrant during the years ended March 31, 2009 and 2008 was performed by full-time employees of the Registrant’s principal accountant.

(g)	The aggregate fees billed by the principal accountant for non-audit services to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $97,300 and $93,650 for the years ended March 31, 2009 and 2008, respectively.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal auditor’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)* /s/ Wallace R. Weitz

Wallace R. Weitz, President

Date May 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Wallace R. Weitz

Wallace R. Weitz, President

Date May 4, 2009

By (Signature and Title)* /s/ Kenneth R. Stoll

Kenneth R. Stoll, Chief Financial Officer

Date May 4, 2009

* Print the name and title of each signing officer under his or her signature.